Exhibit 10.5
AMENDED AND RESTATED CROSS EASEMENT AGREEMENT
     THIS AMENDED AND RESTATED CROSS EASEMENT AGREEMENT (this “Agreement”) is made as of the 13th day of April, 2011, by and between Coffeyville Resources Nitrogen Fertilizers, LLC, a Delaware limited liability company (the “Fertilizer Company”), and Coffeyville Resources Refining & Marketing, LLC, a Delaware limited liability company (the “Refinery Company”).
RECITALS
     1. Fertilizer Company is the owner of certain real property located in Montgomery County, Kansas, as legally described on the attached Exhibit A (the “Fertilizer Parcel”), and Refinery Company is the owner of certain real property located in Montgomery County, Kansas, as legally described on the attached Exhibit B (the “Refinery Parcel”). The Refinery Parcel and the Fertilizer Parcel are herein collectively referred to as the “Parcels”, and each, as a “Parcel”).
     2. The Parties have reconfigured the boundaries of their respective Parcels to divide and separate the operations of Refinery Company’s oil refinery facilities from the operations of Fertilizer Company’s adjacent nitrogen fertilizer plant operations. In connection therewith, the Parties have entered into the following agreements, as such agreements may be amended, restated, modified or replaced from time to time (collectively, “Service Agreements”): (i) Feedstock and Shared Services Agreement (the “Feedstock Agreement”); (ii) Coke Supply Agreement (the “Coke Supply Agreement”); (iii) Raw Water and Facilities Sharing Agreement (the “Raw Water Agreement”); and (iv) Environmental Agreement (the “Environmental Agreement”).
     3. The Refinery Parcel and the Fertilizer Parcel are the subject of a Cross Easement Agreement (the “Original Agreement”) dated as of October 25, 2007 (the “Effective Date”), in which Fertilizer Company and Refinery Company granted to each other certain non-exclusive easements and rights of use upon, over and across the Fertilizer Parcel and the Refinery Parcel, respectively, for, but not limited to, the following purposes: (i) the use of pipelines, transmission lines, equipment, drainage facilities, other Plant facilities and improvements and the maintenance thereof; (ii) pedestrian and vehicular access; and (iii) all other purposes as necessary for the use, operation and maintenance of the business and operations currently conducted on the Parcels and as necessary to carry out the purposes and intent of the Service Agreements.
     4. The parties desire to amend, supersede and restate the Original Agreement in its entirety by this Agreement to reflect the foregoing, all as hereinafter set forth.
     In consideration of the foregoing and the mutual covenants and agreements herein set forth, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE 1. INCORPORATION OF RECITALS; DEFINITIONS
     1.1 As of the date hereof, the Original Agreement is hereby amended, superseded and restated in its entirety by the terms of this Agreement.
     1.2 The terms of each of the foregoing Recitals are incorporated herein by this reference.
     1.3 All terms not defined in this Agreement but which are defined in the Service Agreements are used herein as so defined in Service Agreements; provided, however those terms that are expressly stated herein as being defined in one of the Service Agreements are used herein as defined in such Service Agreement. The following terms shall have the meanings set forth below, for purposes of this Agreement and all Exhibits hereto:
     “Access Areas” is defined in Section 2.1(A).
     “Access Easement (Fertilizer Parcel)” is defined in Section 2.1(B).
     “Access Easements (Refinery Parcel)” is defined in Section 2.1(C).
     “Additional Easements” is defined in Section 2.3(J).
     “Aerial” means that aerial photograph attached hereto as Exhibit C, which consists of 15 sheets.
     “Agreement” means this Cross Easement Agreement and the exhibits hereto, all as the same may be subsequently amended, modified or supplemented from time to time as herein provided.
     “Coke Conveyor Belt Easement” is defined in Section 2.3(C).
     “Coke Conveyor Belt Easement Area” is legally described in Exhibit G.
     “Coke Haul Road” is defined in Section 2.3(C) and is legally described in Exhibit P.
     “Coke Supply Agreement” is defined in Recital 2.
     “Connection Purposes” is defined in Section 3.2.
     “Constructing Party” is defined in Section 2.2(E)(1).
     “Construction Buffer Zone Easement Area” is defined in Section 2.3(I) and is legally described in Exhibit R-1.
     “Dispute” is defined in Section 5.1.

     “Easement Areas” is defined in Section 4.1.
     “Easements” is defined in Section 4.1.
     “East Tank Farm Area (Refinery Parcel)” is defined in Section 2.3(F) and is legally described on Exhibit K.
     “East Tank Farm Easements” is defined in Section 2.3(F).
     “East Tank Farm Roadway Area (Fertilizer Parcel)” is defined in Section 2.3(F) and is legally described on Exhibit J.
     “Environmental Agreement” is defined in Recital 2.
     “Feedstock Agreement” is defined in Recital 2.
     “Fertilizer Company” is defined in the preamble.
     “Fertilizer Company Clarifier Tract” is defined in Section 2.3(A) and legally described on Exhibit N.
     “Fertilizer Parcel” is defined in Recital 1 and is legally described on Exhibit A.
     “Fertilizer Plant” means the nitrogen fertilizer complex located on the Fertilizer Parcel owned and operated by Fertilizer Company, consisting of the Gasification Unit, the UAN Plant, the Ammonia Synthesis Loop, the Utility Facilities, storage and loading facilities, the Fertilizer Plant Water Clarifier and river access, the Grounds and related connecting pipes and improvements, which fertilizer manufacturing complex is connected to and associated with the BOC Facility and the Offsite Sulfur Recovery Unit, including any additions or other modifications made thereto from time to time and (without limitation) any fertilizer plant improvements, facilities and components on the Fertilizer Parcel as are shown on the Aerial.
     “Fertilizer Water Pipeline Easement Area” is defined in Section 2.3(A) and is legally described on Exhibit O.
     “Indemnitee” is defined in Section 6.1.
     “Indemnitor” is defined in Section 6.1.
     “Insuring Party” is defined in Section 4.12(B).
     “Interconnect Points” is defined in Section 3.1.
     “Interconnect Points Drawing” is defined in Section 3.1 and attached as Exhibit E.

     “Interconnect Points Easement” is defined in Section 3.2.
     “Losses” is defined in Section 6.1.
     “Mortgage” is defined in Section 4.13(B).
     “Non-Performing Party” is defined in Section 4.6.
     “Original Agreement” is defined in Recital 3.
     “Parcels” is defined in Recital 1.
     “Party” and “Parties” mean the parties to this Agreement.
     “Performing Party” is defined in Section 4.7.
     “Pipe Rack Easement” is defined in Section 2.3(B).
     “Pipe Rack Easement Area” is defined in Section 2.3(B) and is legally described on Exhibit F.
     “Railroad Trackage Easement Area (Fertilizer Parcel)” is defined in Section 2.3(G)(1) and is legally described on Exhibit L.
     “Railroad Trackage Easement Area (Refinery Parcel)” is defined in Section 2.3(G)(2) and is legally described on Exhibit M.
     “Railroad Trackage Easement (Fertilizer Parcel)” is defined in Section 2.3(G)(1).
     “Railroad Trackage Easement (Refinery Parcel)” is defined in Section 2.3(G)(2).
     “Raw Water Agreement” is defined in Recital 2.
     “Refinery” means the petroleum refinery at Coffeyville, Kansas located on the Refinery Parcel and owned and operated by Refinery Company, including any additions or other modifications made thereto from time to time and (without limitation) any refinery plant improvements, components and facilities on the Refinery Parcel as are shown on the Aerial.
     “Refinery Company” is defined in the preamble.
     “Refinery Parcel” is defined in Recital 1 and is legally described on Exhibit B.
     “Refinery Shared Parking Area” is defined in Section 2.3(H) and is legally described on Exhibit Q.

     “Service Agreements” is defined in Recital 2.
     “Shared Pipeline Easement” is defined in Section 2.2(B).
     “Shared Pipeline Easement Area” is defined in Section 2.2(B) and is legally described on Exhibit D.
     “S/L Lease” is defined in Section 4.13(B).
     “Sunflower Street Pipeline Crossing Easement Area (Fertilizer Parcel)” is defined in Section 2.3(E)(1) and is legally described on Exhibit H.
     “Sunflower Street Pipeline Crossing Easement Area (Refinery Parcel)” is defined in Section 2.3(E)(2) and is legally described on Exhibit I.
     “Sunflower Street Pipeline Crossing Easement (Fertilizer Parcel)” is defined in Section 2.3(E)(1).
     “Sunflower Street Pipeline Crossing Easement (Refinery Parcel)” is defined in Section 2.3(E)(2).
     “Temporary Construction / Maintenance Easements” is defined in Section 2.2(E).
     “TKI Pipelines Easement” is defined in Section 2.3(D).
     “Trackage Storage Area” is shown on the Aerial.
     “Unavoidable Delay” is defined in Section 4.6.
     “Water Rights Easement” is defined in Section 2.3(A).
     “Work” is defined in Section 2.2(E)(1).
ARTICLE 2. GRANTS OF EASEMENTS
     The Parties hereby grant to each other the following easements and rights of use, subject to the other provisions of this Agreement:
     2.1 Access Easements.
     (A) The term “Access Areas” as used in this Agreement shall mean the following portions of the Fertilizer Parcel and the Refinery Parcel, respectively, as the same may be located from time to time:

          (1) All vehicular roadways, driveways and pathways on the Parcels, however surfaced, and all interior vehicular roadways across parking lot areas (except those portions thereof which may from time to time constitute a duly dedicated public roadway); and
          (2) All sidewalks, walkways and other pathways providing pedestrian access to and across the Parcels.
     (B) Fertilizer Company hereby grants to Refinery Company, for use by its agents, employees, contractors, licensees and lessees, as an appurtenance to the Refinery Parcel, for a term of fifty (50) years from the Effective Date hereof, a non-exclusive easement and right of use in the Access Areas located from time to time on the Fertilizer Parcel for pedestrian and vehicular access, ingress and egress, all in common with Fertilizer Company, as may be reasonably required for access, ingress and egress for the Refinery’s operations (the “Access Easement (Fertilizer Parcel)”).
     (C) Reciprocally, Refinery Company hereby grants to Fertilizer Company, for use by its agents, employees, contractors, licensees and lessees, as an appurtenance to the Fertilizer Parcel: (i) a perpetual, non-exclusive easement and right of use in the existing Access Areas on the Refinery Parcel for the purpose of pedestrian and vehicular ingress and egress to and from the Verdigris River, Fertilizer Company Clarifier Tract, the “Water Facilities” which are for the use of Fertilizer Company (as provided for and defined in the Raw Water Agreement) and the Fertilizer Water Pipeline Easement Area; and (ii) for a term of fifty (50) years from the Effective Date hereof, a non-exclusive easement and right of use in the other Access Areas located from time to time on the Refinery Parcel for pedestrian and vehicular access, ingress and egress, all in common with Refinery Company, as may be reasonably required for access, ingress and egress for the Fertilizer Plant operations (collectively, the “Access Easements (Refinery Parcel)”).
     (D) The Parties agree that while neither Party, as grantor of the foregoing access easements, respectively, has any right or obligation to retain the existing Access Areas in their present configurations or locations (and may relocate, change or modify the Access Areas on its Parcel from time to time), each grantor Party shall provide at all times routes of vehicular and pedestrian access, ingress and egress across such Party’s respective Parcel to reasonably facilitate the other Party’s operations on its Parcel and exercise of its rights under this Agreement.
     2.2 Shared Pipeline Easement.
     (A) The Parties acknowledge that Fertilizer Company requires access to and rights of use in certain improvements and structures located on the Refinery Parcel (including, without limitation, pipelines, transmission lines and other conduits and equipment, to operate its Fertilizer Plant).
     (B) Accordingly, in order to carry out the intent and provisions of each of the Service Agreements, Refinery Company hereby grants to Fertilizer Company, for use by its agents,

employees, contractors, licensees and lessees, as an appurtenance to the Fertilizer Parcel, a non-exclusive easement and right of use in, to, over, under and across the “Shared Pipeline Easement Area”, which land is legally described on Exhibit D attached hereto and is depicted on the Aerial, as required and necessary for implementation of the Service Agreements, which easement and right of use shall include, without limitation, the right to: (i) maintain, repair, inspect and replace all existing pipelines, transmission lines, equipment, and drainage facilities of Fertilizer Company now located in the Shared Pipeline Easement Area that are used in the operation of the Fertilizer Plant; and (ii) utilize each of the Interconnect Points therein (as defined in Section 3.1 below) (such easement and right of use being called the “Shared Pipeline Easement”).
     (E) Temporary Construction / Maintenance Easements.
     (1) In connection with exercise of the foregoing Access Easements, the Shared Pipeline Easement and the Easements granted hereinafter in Section 2.3, each Party (a “Constructing Party”) is hereby granted by the other Party a temporary construction and maintenance easement as needed from time to time to use necessary portions of the other Party’s Parcel, as the servient estate under such Easement, in connection with:
     (a) All construction activities as permitted under the applicable Easement;
     (b) Inspecting, maintaining, repairing and replacing the Constructing Party’s pipelines, transmission lines, conduits, equipment and other improvements; and
     (c) The transportation and hauling of heavy vehicles, loads and equipment over any road within an Access Area of the other Party, in which case the Constructing Party may temporarily cap (with gravel, asphalt or other suitable, protective material) such road in order to prevent or mitigate damage thereby caused to such road. Notwithstanding anything to the contrary contained in this Agreement, any damage to any such road of a Party caused by such transportation and hauling by the Constructing Party shall be promptly repaired by the Constructing Party at its sole cost and expense.
     The foregoing easements are collectively referred to herein as the “Temporary Construction/ Maintenance Easements”. Any and all activities described in Sections 2.2(E)(1)(a) and (b) are collectively referred to in this Section 2.2(E)(1) as “Work”.
     (2) Within a reasonable time before it begins any Work, the Constructing Party shall provide reasonable prior notice (except in an emergency situation, in which case no prior notice is required, but instead the Constructing Party shall submit subsequent notice) to the other Party outlining those portions of the other Party’s Parcel in which the Temporary Construction/Maintenance Easement is needed, identifying the Work to be undertaken, and the estimated duration of such Work.

          (3) When the Constructing Party ceases using the other Party’s Parcel for such Work, it must promptly restore such area to the condition in which it existed before the commencement of the Work within a reasonable period of time. This restoration Work shall include clearing the area of all loose dirt, debris, equipment and construction materials and the repair or replacement of equipment areas, equipment connections, utility services, paving, and landscaping and repairs and replacements to such other items as may be required to reasonably restore.
          (4) The Constructing Party must also restore any portions of the other Party’s Parcel that may be damaged by its Work promptly upon the occurrence of such damage without delay.
          (5) All Work shall be performed by the Constructing Party in a manner so as to avoid material interference with Fertilizer Plant and Refinery operations within such Easement Areas and on surrounding areas. At the completion of Work, a given Temporary Construction/ Maintenance Easement shall automatically be deemed terminated.
     2.3 Easements for Specific Operations.
     In addition to the foregoing Access Easements, Shared Pipeline Easement and Temporary Construction/Maintenance Easement grants, the Parties hereby grant the following additional easements for the specific operations designated therein:
     (A) Water Rights Easement. In order to provide for the real property rights and interests necessary to effectuate the provisions of the Raw Water Agreement and to provide for the transportation of water from the Water Facilities (as defined in the Raw Water Agreement) into the Fertilizer Company’s Fertilizer Plant facilities located on the Fertilizer Parcel, Refinery Company hereby grants to Fertilizer Company, for use by its agents, employees, contractors, licensees and lessees, as an appurtenance to the Fertilizer Parcel:
          (i) A perpetual, non-exclusive easement in and right of use of: (a) the Refinery’s Water Intake Structure, River Water Pumps, other Water Facilities and equipment related thereto (all as defined and described in the Raw Water Agreement) to the extent provided in the Raw Water Agreement; and (b) any existing water supply pipeline of Refinery Company (and related equipment) which carries raw water from the River Water Pumps (y) into pipelines of Fertilizer Company located on the Refinery Parcel that run to the tract of land owned by Fertilizer Company on which its clarifier is located, which tract of land is described on Exhibit N (“Fertilizer Company Clarifier Tract”) or (z) directly to the Fertilizer Company Clarifier Tract. Refinery Company hereby reserves the right to alter, relocate, expand or replace all of its herein described water supply equipment from time to time, so long as it continues to supply sufficient, uninterrupted water and pipeline service to Fertilizer Company pursuant to the terms of the Raw Water Agreement and as provided in clauses (a) and (b) above. The Parties acknowledge that such water supply equipment described in clause (a) presently provides the single source of water to both the Refinery and the Fertilizer Plant.

          (ii) A perpetual, non-exclusive easement in and right of use of such portions of the Refinery Parcel on which the Fertilizer Company’s existing separate water supply pipelines are located that carry water from the “Y Intersection” (as defined in the Raw Water Agreement) to the Fertilizer Company Clarifier Tract and from the Fertilizer Company Clarifier Tract southerly across the Refinery Parcel onto the Fertilizer Parcel and into the Fertilizer Plant located thereon. The general location of the area of the Refinery Parcel in which such pipelines are located is shown on the Aerial and a general legal description of the area is attached hereto as Exhibit O (“Fertilizer Water Pipeline Easement Area”). Such easement includes a non-exclusive easement and right in favor of Fertilizer Company to operate, maintain, alter, relocate, repair and replace such water supply pipelines within the Fertilizer Water Pipeline Easement Area in a manner that does not materially interfere with the operation or use of the Refinery or any part thereof.
          (iii) During the term of the Raw Water Agreement, the right of use, privilege and interest for Fertilizer Company, at any future time upon prior notice to, and reasonable coordination with Refinery Company so as to not materially impair any operations on the Refinery Parcel, to construct separate water facilities, as contemplated by the Raw Water Agreement, which separate water facilities may include, without limitation, a separate intake valve, water plant structure and associated water pumping equipment within the “separate Raw Water pumping area” generally depicted on the Aerial. Upon Fertilizer Company’s relocation of its existing water facilities and/or its construction of separate water facilities pursuant to the rights granted in this paragraph, the areas in which such separate water facilities are located (and any areas to connect such separate water facilities to the Verdigris River and to Refinery Company’s then-existing Water Intake Structure, River Water Pumps and Water Facilities as may then be reasonably necessary for the operation, alteration, maintenance, repair and replacement of Fertilizer Company’s separate water facilities), shall be automatically deemed additional Easement Areas pursuant to the terms of this Agreement and the easement granted in Section 2.3(A)(i)(a) shall terminate to the extent no longer required due to construction of such separate water facilities.
     The foregoing easements and rights of use are collectively referred to herein as the “Water Rights Easement”.
          (iv) Raw Water Agreement. The Raw Water Agreement contains various other rights, options, interests and obligations of the Parties in the event either Party elects to terminate the sharing of Water Facilities and Water Rights, all as more particularly set forth in the Raw Water Agreement.
     (B) Pipe Rack Easement. Refinery Company hereby grants to Fertilizer Company, for use by its agents, employees, contractors, licensees and lessees, as an appurtenance to the Fertilizer Parcel, a perpetual, non-exclusive easement and right of use to operate and otherwise utilize for Fertilizer Plant operations, in common with Refinery Company, all existing pipe rack installations of Refinery Company (as such pipe rack installations may be altered, relocated, expanded or replaced from time to time by Refinery Company, at its sole cost, so long as comparable uninterrupted pipe rack service is provided to Fertilizer Company) located on that portion of the Refinery Parcel (the “Pipe Rack Easement Area” legally described on Exhibit F attached hereto and generally depicted on the Aerial (the “Pipe Rack Easement”).
     (C) Coke Conveyor Belt Easement; Coke Haul Road Easement. Refinery Company hereby grants to Fertilizer Company, for use by its agents, employees, contractors, licensees and lessees, as an appurtenance to the Fertilizer Parcel, perpetual, non-exclusive easements and rights of use in: (i) the “Coke Conveyor Belt Easement Area”, legally described on Exhibit G attached hereto and generally depicted on the Aerial, for the construction, operation, repair, maintenance and replacement of a conveyor belt system for the transportation of coke and coke related materials to and from the Fertilizer Plant (the “Coke Conveyor Belt Easement”); and (ii) the “Coke Haul Road Easement Area”, legally described on Exhibit P attached hereto and generally depicted on the Aerial, for the transportation of coke and coke related materials to and from the Fertilizer Plant over the existing roadways located thereon.
     (D) TKI Pipelines Easement. In addition to the Shared Pipeline Easement granted to Fertilizer Company in Section 2.2(B) above, Refinery Company hereby grants to Fertilizer Company, for use by its agents, employees, contractors, licensees and lessees, as an appurtenance to the Fertilizer Parcel, a perpetual, non-exclusive easement and right of use to operate and otherwise utilize the existing TKI-dedicated pipelines and related pipeline equipment (as such pipelines and pipeline equipment may in the future be altered, relocated, expanded or replaced by Refinery Company, at its sole cost, so long as comparable uninterrupted TKI pipeline service is provided to Fertilizer Company) which traverse the Refinery Parcel and leads into the TKI sulphur plant, which plant is generally depicted on the Aerial (the “TKI Pipelines Easement”).
     (E) Sunflower Street Pipeline Crossing Easements.
     (1) Fertilizer Company hereby grants to Refinery Company, for use by its agents, employees, contractors, licensees and lessees, as an appurtenance to the Refinery Parcel, a perpetual, non-exclusive easement in and right of use to operate and otherwise utilize for Refinery operations, in common with Fertilizer Company, all existing pipeline crossing and pipe rack equipment (both above and below-ground equipment, as such pipeline crossing and pipe rack equipment may be altered, relocated, expanded or replaced from time to time by Fertilizer Company at its sole cost, so long as comparable uninterrupted pipeline crossing service is provided to Refinery Company) located on: (i) that portion of the Fertilizer Parcel (the “Sunflower Street Pipeline Crossing Easement Area (Fertilizer Parcel)”) legally described on Exhibit H attached hereto and generally depicted on the Aerial; and (ii) the portion of the public street right-of-way for Sunflower Street over which the subject pipeline crossings traverse but only to the extent Fertilizer Company has the legal right to grant such easement and right (collectively, the “Sunflower Street Pipeline Crossing Easement (Fertilizer Parcel)”).
     (2) Reciprocally, Refinery Company hereby grants to Fertilizer Company, for use by its agents, employees, contractors, licensees and lessees, as an appurtenance to the Fertilizer Parcel, a perpetual, non-exclusive easement and right of use to operate and otherwise utilize for

Fertilizer Plant operations, in common with Refinery Company, all existing pipeline crossing and pipe rack equipment (both above and below-ground equipment, as such pipeline crossing and pipe rack equipment may be altered, relocated, expanded or replaced from time to time by Refinery Company at its sole cost, so long as comparable, uninterrupted pipeline crossing service is provided to Fertilizer Company) located on: (i) that portion of the Refinery Parcel (the “Sunflower Street Pipeline Crossing Easement Area (Refinery Parcel)”) legally described on Exhibit I attached hereto and generally depicted on the Aerial; and (ii) the portion, if any, of the public street right-of-way for Sunflower Street over which the subject pipeline crossings traverse but only to the extent the Refinery Company has the legal right to grant such easement and right (collectively, the “Sunflower Street Pipeline Crossing Easement (Refinery Parcel)”).
     (F) East Tank Farm Easements. Fertilizer Company hereby grants to Refinery Company, for use by its agents, employees, contractors, licensees and lessees, as an appurtenance to the Refinery Parcel, the following two easements:
          (i) A perpetual, non-exclusive access, ingress and egress easement and right of use to traverse the roadway located on that portion of the Fertilizer Parcel (the “East Tank Farm Roadway Area (Fertilizer Parcel)”) legally described on Exhibit J attached hereto and generally depicted on the Aerial, for such pedestrian and vehicular access, ingress and egress as may be reasonably required for access, ingress and egress to that portion of the Refinery Parcel known as the “East Tank Farm Area (Refinery Parcel)” and legally described on Exhibit K attached hereto and generally depicted on the Aerial.
          (ii) A perpetual, non-exclusive easement and right of use to maintain the existing underground pipelines and related equipment owned by Refinery Company and located underneath the East Tank Farm Roadway (Fertilizer Parcel) (as such pipelines and equipment may be altered, relocated, expanded or replaced from time to time by Refinery Company, at its sole cost and expense, but not so as to materially interfere with the use of the roadway on the East Tank Farm Roadway Area (Fertilizer Parcel)).
     The foregoing easements are collectively referred to herein as the “East Tank Farm Easements”.
     (G) Railroad Trackage Easements.
     (1) In order to provide for the real property rights and interests necessary to effectuate the provisions of the Feedstock Agreement with regard to railroad track sharing, Fertilizer Company hereby grants to Refinery Company, for use by its agents, employees, contractors, licensees and lessees, as an appurtenance to the Refinery Parcel, a perpetual, non-exclusive easement in and right of use to access, operate (with the term, ‘operate’ being deemed to include the right to temporarily store railroad cars in accordance with commercially reasonable practices) and otherwise utilize for the receipt of feedstocks to, and delivery out of products, from the Refinery’s operations, in common with Fertilizer Company, all existing railroad tracks and trackage equipment (as such railroad tracks and trackage equipment may be altered, relocated, expanded or replaced from time to time by Fertilizer Company, at its sole cost and expense, so long as comparable uninterrupted railroad trackage service is provided to Refinery Company) on that portion of the Fertilizer Parcel (the “Railroad Trackage Easement Area (Fertilizer Parcel)”) legally described on Exhibit L attached hereto and generally depicted on the Aerial (the “Railroad Trackage Easement (Fertilizer Parcel)”). The Parties acknowledge that the Main Trackage (as defined in the Feedstock Agreement) within the subject Easement Area and in the Easement Area set forth in Section 2(G)(2) below is presently owned by Union Pacific Railroad Company and is operated by South Kansas & Oklahoma Railroad, Inc.
     (2) Reciprocally, in order to provide for the real property rights and interests necessary to effectuate the provisions of the Feedstock Agreement with regard to railroad track sharing, Refinery Company hereby grants to Fertilizer Company, for use by its agents, employees, contractors, licensees and lessees, as an appurtenance to the Fertilizer Parcel, a perpetual, non-exclusive easement in and right of use to access, operate (which operations shall be deemed to include the right to temporarily store railroad cars in accordance with commercially reasonable operating practices) and otherwise utilize for the receipt of feedstocks to, and delivery out of products from the Fertilizer Plant’s operations, in common with Refinery Company, all existing railroad tracks and trackage equipment (as such railroad tracks and trackage equipment may be altered, relocated, expanded or replaced from time to time by Refinery Company, at its sole cost and expense, so long as comparable uninterrupted railroad trackage service is provided to Fertilizer Company) on that portion of the Refinery Parcel (the “Railroad Trackage Easement Area (Refinery Parcel)” legally described on Exhibit M attached hereto and generally depicted on the Aerial (the “Railroad Trackage Easement (Refinery Parcel)”); provided, however, and notwithstanding the foregoing provisions of this Section 2.3(G)(2), Refinery Company hereby grants Fertilizer Company an additional perpetual, non-exclusive easement and right (the “Trackage Storage Easement”) to use for railroad car storage in connection with Fertilizer Plant’s operations seventy five percent (75%) of the trackage constructed in 2006 within the “Trackage Storage Area”, and the Parties hereby agree to reasonably cooperate with each other so as to be able to access and move their respective railroad cars and equipment stored on the Trackage Storage Area.
     (H) Parking Easement. Refinery Company hereby grants to Fertilizer Company, for use by its employees, agents, contractors, licensees and lessees, as an appurtenance to the Fertilizer Parcel, for a term of fifty (50) years from the Effective Date hereof, a non-exclusive easement and right of use of the parking areas on the “Refinery Shared Parking Area” shown on the Aerial and legally described on Exhibit Q hereto for the parking of vehicles of Fertilizer Company and its employees, agents, employees, contractors, licensees and lessees, all in common with Refinery Company; provided, however, Refinery Company hereby agrees that no less than fifty (50) parking spaces on the Refinery Shared Parking Areas shall be exclusively available to Fertilizer Company at all times (the easement granted under this Section 2.3(H) is called the “Parking Easement”).
     (I) Construction Buffer Zone Easements. Currently, Refinery Company is using a designated portion of the buffer zone area owned by Fertilizer Company (the “Construction Buffer Zone Easement Area”), which area is legally described on Exhibit R, for construction staging in connection with the construction of certain improvements on the Refinery

Parcel (the“Construction Buffer Zone Easement”). It is agreed and understood that Fertilizer Company shall have the right to at any time terminate such use by Refinery Company upon giving no less that thirty (30) days prior written notice, and if such notice is so given, Refinery Company shall remove all of its equipment and other property within the Construction Buffer Zone Easement Area it is so using and shall restore such portion to the same condition as existed prior to Refinery Company’s entry for staging purposes. Should either Party in the future grant to the other Party the right to stage construction on its respective buffer zone area, then unless otherwise expressly agreed between the Parties in writing to the contrary, such right shall likewise be terminable by the granting party upon thirty (30) days prior notice and the removal and restoration covenants set forth above in this Section 2.3(I) shall apply.
     (J) Additional Easements. In order for the Parties to provide any and all other real property easement interests and rights of use necessary to fully effectuate the purpose and intent of the Service Agreements and without limiting the foregoing grants of Easements and the Easements granted below in Article 3 for the Interconnect Points, each of the Parties hereby grants to the other Party, to the extent an easement therefor is not otherwise granted herein, non-exclusive easements over and across the granting Party’s Parcel for such purposes as may be reasonably necessary to carry out the purposes and intents of the Service Agreements (the “Additional Easements”).
ARTICLE 3. INTERCONNECT POINTS AND EASEMENTS
     3.1 Interconnect Points; Definition. There currently exist numerous pipelines, facilities and other production equipment which serve both the Fertilizer Plant and the Refinery or which provide for distribution of feedstocks between the Fertilizer Plant and Refinery and other uses and operations covered under the Services Agreements and which involve portions of both the Fertilizer Parcel and the Refinery Parcel. As used herein, the term “Interconnect Points” shall mean those designated points of demarcation of ownership and control for certain operations, equipment and facilities between the Fertilizer Plant and the Refinery located within the Shared Pipeline Easement Area, which points are depicted on the “Interconnect Points Drawing” attached hereto as Exhibit E. Fertilizer Company is hereby deemed to own such of its operations, equipment and facilities which are located at points beginning at the common boundary of the Fertilizer Parcel and the Shared Pipeline Easement Area and which extend to and connect with the Interconnect Points located on the Refinery Parcel.
     3.2 Rights to Connect at Interconnect Points. As generally provided for in the Shared Pipeline Easement granted in Section 2.2 of this Agreement, and in order to effectuate the provisions of the Service Agreements, particularly the provisions of the Feedstock Agreement, each of Fertilizer Company and Refinery Company is hereby granted a non-exclusive easement in and right of use to connect, at the Interconnect Points, to the operations, equipment and facilities of the other Party, with the attendant rights to access, inspect, maintain, repair and replace such operations, equipment and facilities (collectively, the “Connection Purposes”) (such easement and rights herein called the “Interconnect Points Easement”). The Interconnect Points Easement shall be deemed to cover all Interconnect Points, some of which are located on Parcel boundary lines and some of which are located within the interiors of the Parcels.

Furthermore, the Interconnect Easement includes an easement and right for any and all existing incidental encroachments of facilities, equipment and other improvements onto the other Party’s Parcel and the right to access reasonably necessary portions of the other Party’s Parcel immediately adjacent to Interconnect Points for Connection Purposes, subject to the terms of the Temporary Construction/Maintenance Easement granted in Section 2.2(E) of this Agreement.
     3.3 Future Interconnect Points. The Parties acknowledge that there may be a need for additional Interconnect Points in the future as may be mutually agreed upon between the Parties, and the Parties hereby agree that the provisions of Sections 3.1 and 3.2 shall apply with respect to such future Interconnect Points.
ARTICLE 4. EASEMENT PROVISIONS — GENERAL
     4.1 Collective Definition — Easements. The foregoing easements granted in Articles 2 and 3 hereof are collectively referred to herein as the “Easements”, and each as an “Easement”, within the various areas set forth herein in which the Easements are located, which are collectively referred to herein as the “Easement Areas”, and each as an “Easement Area”.
     4.2 Duration of Easements.
     (A) The duration of those Easements granted herein which are specified as being perpetual shall be perpetual (even though some of the Easements so specified as perpetual are also herein specifically stated as being for the purpose of carrying out one or more of the Service Agreements).
     (B) Those Easements herein specifically stated as being granted to carry out the purposes and intent of one or more referenced Service Agreements (and not specifically stated to be perpetual or as being of a specific limited duration) shall be in effect concurrently with the term of such Service Agreement(s) and shall expire when the last of the Service Agreements to which such Easement pertains is no longer in effect pursuant to its terms.
     (C) The duration of those Easements granted herein with a specified expiration date shall expire as of the date specified.
     (D) All other Easements herein granted which do not fall within the provisions of Sections 4.2(A), (B) or (C) shall expire on the 50th anniversary of the Effective Date.
     (E) Upon the expiration of an Easement, neither Party shall have any further liability under such Easement except as shall have arisen or accrued prior to such termination. Furthermore, an individual Easement granted herein shall be deemed terminated if such Easement is abandoned by a Party pursuant to applicable law. In the event that an Easement so expires or is deemed terminated as provided in this Section 4.2, upon the request of either Party, the Parties agree to execute a memorandum giving notice of such expiration or termination and to record such memorandum in the county real estate records.

     4.3 Reserved Rights; Modification of Easement Areas. Each Party, as grantor, hereto reserves for itself the right from time to time to remove, relocate, expand, substitute and use, at its sole cost and expense, any building, improvement, structure, equipment, road, pipeline, curb cut, utility or other facility currently or hereafter existing on its Parcel within an applicable Easement Area; provided, however, that in no event shall the exercise of any of foregoing rights by a Party deprive or materially adversely affect or interfere with the use by the other Party hereto of the Easements herein granted to such other Party or the exercise of such other Party’s rights thereunder.
     4.4 Service Agreements; Provision of Services. The Parties intend that this Agreement and the Easements granted herein do not cover the specifics of the provision of the services (e.g., feedstock, coke, water, etc.) attendant to the purposes of the Easements. Instead, the Parties’ agreements regarding the services themselves are detailed in the Service Agreements. Nothing in this Agreement shall be deemed to in any way modify, impair or otherwise limit the specific provisions or stated purposes of the Service Agreements.
     4.5 Maintenance — General. With regard to those facilities, improvements and equipment of any kind, including pipelines, pipe racks and conduits, owned by a Party on its Parcel which are necessary to carry out the purposes of one or more Service Agreements or the Easements granted herein, Fertilizer Company and Refinery Company each agrees to maintain in good order and condition (with the term ‘maintain’, as used in this paragraph, hereby deemed inclusive of repairs and replacements, as necessary) at its sole cost and expense, those facilities, improvements and equipment located on its Parcel and owned by it. Each Party shall also maintain its facilities, equipment and other improvements up to the Interconnect Points therefor which are located from time to time on the other Party’s Parcel. Notwithstanding the foregoing, neither Party has the obligation at any time to maintain facilities owned by the other Party, whether such facilities, equipment and other improvements are located on the other Party’s Parcel or on a Party’s own Parcel.
     4.6 Unavoidable Delay. Neither Party shall be deemed to be in default in the performance of any obligation created under or pursuant to this Agreement, other than an obligation requiring the execution of documents or the payment of money, if and so long as non-performance of such obligation shall be directly caused by fire or other casualty, national emergency, governmental or municipal law or restrictions, enemy action, civil commotion, strikes, lockouts, inability to obtain labor or materials, war or national defense preemptions, acts of God, energy shortages, or similar causes beyond the reasonable control of such Party (each, an “Unavoidable Delay”), and the time limit for such performance shall be extended for a period equal to the period of such Unavoidable Delay; provided, however, that the Party unable to perform (the “Non-Performing Party”) shall notify the other Party in writing, of the existence and nature of any Unavoidable Delay, within ten (10) days after such other Party has notified the Non-Performing Party pursuant to the Agreement of its failure to perform. Thereafter, the Non-Performing Party shall, from time to time upon written request of the other Party, keep the other Party fully informed, in writing, of all further developments concerning the Unavoidable Delay and its non-performance.

     4.7 Right of Self-Help. If a Non-Performing Party shall default in its performance of an obligation under this Agreement, the other Party, (the “Performing Party”), in addition to all other remedies such Performing Party may have at law or in equity, after fifteen (15) days’ prior written notice to Non-Performing Party and to any First Mortgage holder of whose interest Performing Party has actual knowledge (or in the event of an emergency, after giving such notice as is practical under the circumstances), may (but shall not be obligated to) perform Non-Performing Party’s obligation, in which case Non-Performing Party shall promptly reimburse Performing Party upon demand for: (a) all reasonable expenses, including, but not limited to, attorneys’ fees, incurred by Performing Party to so perform the cure and to prepare on the outstanding amount thereof; and (b) interest thereon from the date of expenditure thereof (until the date) at a rate equal to the lesser of: (i) two percent (2%) per annum over the then-current prime commercial rate of interest as published by the Wall Street Journal (or if no longer published, a comparable rate of a nationally recognized publication designated by Performing Party); or (ii) the highest rate permitted by applicable law to be paid by Non-Performing Party.
     4.8 Safety Measures. Each Party hereto in the exercise of any of the Easement rights and interests granted to it hereunder shall take all safety and precautionary measures necessary to protect the other Party hereto and its Parcel and the improvements thereon from any injury or damage caused by the exercise of such rights and interests.
     4.9 Compliance with Laws. In all Work required of a Party or otherwise allowed under this Agreement, and in connection with all entries by one Party onto the other Party’s Parcel permitted hereunder, each Party’s Work, entries and related actions of any kind shall comply with all applicable requirements, administrative and judicial orders, laws, statutes, ordinances, rules and regulations of all federal, state, county, municipal and local departments, commissions, boards, bureaus, agencies and offices thereof having or claiming jurisdiction.
     4.10 Plant Security; Rules and Restrictions. Each Party hereto may, from time to time and with advance notice to and reasonable coordination with the other Party, impose reasonable rules and restrictions with regard to use of the various Easements within its Parcel which are herein granted to the other Party, specifically including, without limitation, reasonable security measures and restrictions which may be instituted from time to time by a Party within its Parcel; provided, however, that no rule or regulation imposed pursuant to this Section 4.10 shall materially interfere with a Party’s ability as a grantee to effectively utilize an Easement granted in this Agreement.
     4.11 Temporary Closure of Easement Areas. Each Party shall have the right from time to time and with advance notice to and reasonable coordination with the other Party (except in the event of an emergency, in which case advance notice need not be given) to temporarily close off and/or erect barriers across the Easement Areas located on its Parcel, as deemed reasonably necessary by the Party owning the servient Parcel under a given Easement, for the following purposes: (i) blocking off access to an area in order to avoid the possibility of dedicating the same for public use or creating prescriptive rights therein; and (ii) attending to security issues which threaten the industrial operations within an Easement Area. During the period of any such temporary closure, the Party taking the closing action shall use commercially reasonable efforts to provide to the other Party such continuous alternate access and usage rights as are provided in the applicable Easement.
     4.12 Insurance.
     (A) Minimum Insurance. During the term of the Feedstock Agreement, Refinery Company and Fertilizer Company shall each carry the minimum insurance described below.
     (1) Workers’ compensation with no less than the minimum limits as required by applicable law.
     (2) Employer’s liability insurance with not less than the following minimum limits:
(i)	Bodily injury by accident — $1,000,000 each accident;

(ii)	Bodily injury by disease — $1,000,000 each employee; and

(iii)	Bodily injury by disease — $1,000,000 policy limit.
     (3) Commercial general liability insurance on ISO form CG 00 01 10 93 or an equivalent form covering liability from premises, operations, independent contractor, property damage, bodily injury, personal injury, products, completed operations and liability assumed under an insured contract, all on an occurrence basis, with limits of liability of not less than $1,000,000 combined single limits.
     (4) Automobile liability insurance, on each and every unit of automobile equipment, whether owned, non-owned, hired, operated, or used by Refinery Company or Fertilizer Company or their employees, agents, contractors and/or their subcontractors covering injury, including death, and property damage, in an amount of not less than $1,000,000 per accident.
     (5) Umbrella or excess liability insurance in the amount of $10,000,000 covering the risks and in excess of the limits set forth in Section 4.12(A)(2), (3) and (4) above.
     (B) Additional Insurance Requirements. Refinery Company and Fertilizer Company shall each abide by the following additional insurance requirements with respect to all insurance policies required by Section 4.2(A), as follows:
     (1) All insurance policies purchased and maintained in compliance with Section 4.12(A)(3), (4) and (5) above by a Party (the “Insuring Party”), as well as any other excess and/or umbrella insurance policies maintained by the Insuring Party, shall name the other Party and their collective directors, officers, partners, members, managers, general partners, agents, and employees as additional insureds, with respect to any claims related to losses caused by the Insuring Party’s business activities or premises. Those policies referred to in Section 4.12(A)(3) shall be endorsed to provide that the coverage provided by the Insuring Party’s insurance carriers shall always be primary coverage and non-contributing with respect to any insurance carried by the other Party with respect to any claims related to liability or losses caused by the Insuring Party’s business activities or premises.

     (2) The policies referred to in Section 4.12(A) above shall be endorsed to provide that underwriters and insurance companies of each of Refinery Company and Fertilizer Company shall not have any right of subrogation against the other Party or any of such other Party’s directors, officers, members, managers, general partners, agents, employees, contractors, subcontractors, or insurers.
     (3) The policies referred to in Section 4.12(A) shall be endorsed to also provide that 30 days prior written notice shall be given to the other Party in the event of cancellation, non-payment of premium, or material change in the policies.
     (4) Each of Refinery Company and Fertilizer Company shall furnish the other, prior to the commencement of any operations under this Agreement, with a certificate or certificates, properly executed by its insurance carrier(s), showing all the insurance described in Section 4.12(A) to be in full force and effect.
     (5) The Refinery Company and Fertilizer Company shall each be responsible for its own property and business interruption insurance.
     (6) Notwithstanding the foregoing, the Parties acknowledge and agree that the insurance required by this Agreement may be purchased and maintained jointly by the Parties or their affiliates. If such insurance is purchased and maintained jointly and each Party is a named insured thereunder, then the requirements of Section 4.12(B)(1) — (5) will be deemed waived by the Parties.
     4.13 Title Matters; Mortgage Subordination; and Subsequent Grants.
     (A) The Easements and rights granted hereunder are made subject to any and all prior existing easements, grants, leases, licenses, agreements, encumbrances, defects and other matters and states of fact affecting the Parcels, or any part thereof, as of the Effective Date whether or not of record and the rights of others with respect thereto. Each Party, as grantee under the each of various Easements, agrees to abide by the terms of all matters of public record and of which it otherwise has notice binding upon the other Party, as the owner of the servient Parcel pursuant to such Easement(s).
     (B) The liens of any future mortgage or deed of trust (a “Mortgage”) on the Parcels and the interest of any entity holding the position of lessor on what is commonly referred to as a “sale-leaseback”, “synthetic lease”, or “lease-leaseback” transaction (“S/L Lease”) are also hereby automatically subordinated to this Agreement.
     (C) Amendments and other modifications to this Agreement shall be considered an extension of the rights granted herein and shall remain superior to any future mortgage, deed of trust or other encumbrance placed upon the property or appearing in title prior to such amendment or modification. Each of Fertilizer Company and Refinery Company, in its role as grantor, as applicable, agrees to promptly execute such instruments as may be required to confirm such priority.

     (D) Each Party hereto shall have the continuing right to grant easements and other rights and interests in and to, and permit uses of the Parcel owned by it in favor of and by such other parties as each Party may deem appropriate; provided, however, that any such easements, rights, interests and uses shall be subject to the terms of this Agreement and the terms of the Easements granted herein and shall not materially interfere with the grantee Party’s rights and usage of the Easements granted herein.
     4.14 Easement Appurtenant to Land under Common Ownership. The Easements granted in this Agreement are appurtenant to the dominant estate Parcels as indicated herein and are also appurtenant to any land that may hereafter come into common ownership with the dominant estate Parcel thereunder which is contiguous thereto. Any areas physically separated from such dominant estate Parcel but having access thereto by means of a public right-of-way or a private easement (including the Easements granted herein) is deemed to be contiguous to such Parcel.
     4.15 Cooperation. Each of the Parties acknowledges and agrees that upon reasonable request of the other, at the cost and expense of the requesting Party, each Party shall promptly and duly execute and deliver such reasonable documents and take such further reasonable action to acknowledge, confirm and effect the intent of, and actions described in, this Agreement and the Easements herein.
     4.16 Restoration. If by reason of fire or other casualty, the improvements, pipelines, equipment or other facilities on a Party’s Parcel which serve or benefit the operations on the Parcel of the other Party as set forth in this Agreement or in any of the Service Agreements shall be damaged or destroyed and such Party shall not be obligated by this Agreement to repair or restore such damaged or destroyed improvements, pipeline, equipment or other facilities, then the other Party shall have the right to go on such Party’s Parcel and repair and restore the same at such other Party’s sole cost and expense, but the work undertaken in doing so shall be deemed “Work” and be subject to the provisions of Section 2.2(E)(2), (3), (4) and (5).
ARTICLE 5. DISPUTES
     5.1 Resolution of Disputes. The Parties shall in good faith attempt to resolve promptly and amicably any dispute between the Parties arising out of or relating to this Agreement (each a “Dispute”) pursuant to this Article 5. The Parties shall first submit the Dispute to a designated Fertilizer Company representative and Refinery Company representative, who shall then meet within fifteen (15) days to resolve the Dispute. If the Dispute has not been resolved within forty-five (45) days after the submission of the Dispute to such representatives, the Dispute shall be submitted to a mutually agreed non-binding mediation. The costs and expenses of the mediator shall be borne equally by the Parties, and the Parties shall pay their own respective attorneys’ fees and other costs. If the Dispute is not resolved by mediation within ninety (90) days after the Dispute is first submitted to the Refinery Company representative and the Fertilizer Company representative as provided above, then the Parties may exercise all available remedies and file all actions and proceedings in connection therewith.

     5.2 Multi-Party Disputes. The Parties acknowledge that they or their respective affiliates contemplate entering or have entered into various additional agreements with third parties that relate to the subject matter of this Agreement and that, as a consequence, Disputes may arise hereunder that involve such third parties. Accordingly, the Parties agree, with the consent of such third parties, that any such Dispute, to the extent feasible, shall be resolved by and among all the interested parties consistent with the provisions of this Article 5.
ARTICLE 6. INDEMNIFICATION
     6.1 Indemnification Obligations. To the extent not otherwise provided for in the Service Agreements, each of the Parties (each, an “Indemnitor”) shall indemnify, defend and hold the other Party and its respective officers, directors, members, managers and employees (each, an “Indemnitee”) harmless from and against all liabilities, obligations, claims, losses, damages, penalties, deficiencies, causes of action, costs and expenses, including, without limitation, attorneys’ fees and expenses (collectively, “Losses”) imposed upon, incurred by or asserted against the person seeking indemnification that are caused by, are attributable to, result from or arise out of the breach of this Agreement by the Indemnitor or the negligence or willful misconduct of the Indemnitor, or of any officers, directors, members, managers, employees, agents, contractors and/or subcontractors acting for or on behalf of the Indemnitor. Any indemnification obligation pursuant to this Article 6 with respect to any particular Losses shall be reduced by all amounts actually recovered by the Indemnitee from third parties, or from applicable insurance coverage, with respect to such Losses. Upon making any payment to any Indemnitee, the Indemnitor shall be subrogated to all rights of the Indemnitee against any third party in respect of the Losses to which such payment relates, and such Indemnitee shall execute upon request all instruments reasonably necessary to evidence and perfect such subrogation rights. If the Indemnitee receives any amounts from any third party or under applicable insurance coverage subsequent to an indemnification payment by the Indemnitor, then such Indemnitee shall promptly reimburse the Indemnitor for any payment made or expense incurred by such Indemnitor in connection with providing such indemnification payment up to the amount received by the Indemnitee, net of any expenses incurred by such Indemnitee in collecting such amount.
     6.2 Indemnification Procedures.
     (A) Promptly after receipt by an Indemnitee of notice of the commencement of any action that may result in a claim for indemnification pursuant to this Article 6, the Indemnitee shall notify the Indemnitor in writing within thirty (30) days thereafter; provided, however, that any omission to so notify the Indemnitor will not relieve it of any liability for indemnification hereunder as to the particular item for which indemnification may then be sought (except to the extent that the failure to give notice shall have been materially prejudicial to the Indemnitor) nor from any other liability that it may have to any Indemnitee. The Indemnitor shall have the right to assume sole and exclusive control of the defense of any claim for indemnification pursuant to this Article 6, including the choice and direction of any legal counsel.
     (B) An Indemnitee shall have the right to engage separate legal counsel in any action as to which indemnification may be sought under any provision of this Agreement and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless: (i) the Indemnitor has agreed in writing to pay such fees and expenses; (ii) the Indemnitor has failed to assume the defense thereof and engage legal counsel within a reasonable period of time after being given the notice required above; or (iii) the Indemnitee shall have been advised by its legal counsel that representation of such Indemnitee and other parties by the same legal counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same legal counsel has been proposed) due to actual or potential conflicts of interests between them. It is understood, however, that to the extent more than one Indemnitee is entitled to engage separate legal counsel at the Indemnitor’s expense pursuant to clause (iii) above, the Indemnitor shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys at any time for all such Indemnitees having the same or substantially similar claims against the Indemnitor, unless but only to the extent the Indemnitees have actual or potential conflicting interests with each other.
     (C) The Indemnitor shall not be liable for any settlement of any action effected without its written consent, but if settled with such written consent, or if there is a final judgment against the Indemnitee in any such action, the Indemnitor agrees to indemnify and hold harmless the Indemnitee to the extent provided above from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.
     6.3 Survival. The provisions of this Article 6 shall survive the termination of this Agreement.
     6.4 Service Agreements Indemnification. Notwithstanding anything to the contrary set forth above in Section 6.1, (i) the intent of the Parties with regard to indemnification matters under this Agreement is that they are not duplicative of the indemnification obligations set forth in the Service Agreements; and (ii) to the extent an indemnity matter is otherwise covered by a Service Agreement, the Service Agreement indemnification obligation shall govern and control, and this Article 6 shall have no force or effect with respect to that particular indemnity matter. The indemnification obligations hereunder shall not under any circumstance be deemed to create overlapping or duplicative indemnification obligations for the Parties.
ARTICLE 7. FINANCING REQUIREMENTS
     If, in connection with either Party obtaining financing for its respective Parcel, a banking, insurance or other recognized institutional lender shall request any modification(s) to this Agreement as a condition to such financing, the Parties covenant and agree to make such modifications to this Agreement as reasonably requested by such financing party (including the creation of such instrument (in recordable form to the extent required)) provided that such modification(s) do not increase the obligations or reduce the rights of the Parties or adversely (other than in a de minimis respect) affect the Easement interests, rights and privileges granted herein, the Parties’ rights under the Service Agreements, or either Party’s right to otherwise improve, construct, use, operate and maintain its respective Parcel and the improvements, equipment and facilities thereon.
ARTICLE 8. NO LIENS OR ENCUMBRANCES
     Each of the Parties, in its role as a grantee, hereby covenants that it shall not, as a result of any act or omission of, directly or indirectly, create, incur, assume or suffer to exist any liens on or with respect to its respective Easement interests and rights of use in the Fertilizer Parcel or the Refinery Parcel, respectively, if such lien shall have or may gain superiority over this Agreement. Each Party shall promptly notify the other Party of the imposition of any such liens not permitted above of which it is aware and shall promptly, at its own expense, take such action as may be necessary to immediately fully discharge or release any such lien of record by payment, bond or otherwise (but this shall not preclude a contest of such lien so long as the same shall be removed of record).
ARTICLE 9. SUCCESSORS AND ASSIGNS; TRANSFER OF INTERESTS
     This Agreement shall extend to and be binding upon the Parties hereto, their successors, grantees and assigns. Any party who shall succeed to the fee simple ownership interest in a Parcel shall, at the time of such transfer, be automatically deemed to have assumed all obligations of the transferring Party under this Agreement with regard to such Parcel, and the transferring Party shall be released from all obligations of such Party under this Agreement which arise after the date of such transfer; provided, however, that a transferring Party shall retain liability for all obligations under this Agreement which arose prior to the transfer date.
ARTICLE 10. NOTICES
     All notices, requests, correspondence, information, consents and other communications to either of the Parties required or permitted under this Agreement shall be in writing and shall be given by personal service or by facsimile, overnight courier service, or certified mail with postage prepaid, return receipt requested, properly addressed to such Party and shall be effective upon receipt. For purposes hereof, the proper address of the Parties will be the address stated beneath the corresponding Party’s name below, or at the most recent address given to the other Party hereto by notice in accordance with this Article 10:

If to Refinery Company, to:	With a copy to:

Coffeyville Resources Refining	Edmund S. Gross
& Marketing, LLC	Senior Vice President and General Counsel

400 N. Linden St., P.O. Box 1566	CVR Energy, Inc.
Coffeyville, Kansas 67337	10 E. Cambridge Circle, Ste. 250
Attention: Executive Vice President,	Kansas City, Kansas 66103
Refining Operations	Facsimile: (913) 982-5651
Facsimile: (620) 251-1456

If to Fertilizer Company, to:	With a copy to:

Coffeyville Resources Nitrogen	Edmund S. Gross
Fertilizers, LLC	Senior Vice President and General Counsel

701 E. Martin St., P.O. Box 5000	CVR Energy, Inc.
Coffeyville, Kansas 67337	10 E. Cambridge Circle, Ste. 250
Attention: Executive Vice President and	Kansas City, Kansas 66103
Fertilizer General Manager	Facsimile: (913) 982-5651
Facsimile: (620) 252-4357
or such other addresses as either Party designates by registered or certified mail addressed to the other Party.
ARTICLE 11. GOVERNING LAW AND VENUE
     THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF KANSAS WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SAID STATE. THE PARTIES AGREE THAT ANY ACTION BROUGHT IN CONNECTION WITH THIS AGREEMENT MAY BE MAINTAINED IN ANY COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE OF KANSAS, AND EACH PARTY AGREES TO SUBMIT PERSONALLY TO THE JURISDICTION OF ANY SUCH COURT AND HEREBY WAIVES THE DEFENSES OF FORUM NON-CONVENIENS OR IMPROPER VENUE WITH RESPECT TO ANY ACTION BROUGHT IN ANY SUCH COURT IN CONNECTION WITH THIS AGREEMENT.
ARTICLE 12. MISCELLANEOUS
     12.1 Running of Benefits and Burdens. All provisions of this Agreement, including the benefits and burdens set forth herein with respect to the Fertilizer Parcel and the Refinery Parcel, respectively, shall run with the land.
     12.2 No Prescriptive Rights or Adverse Possession. Each Party agrees that its past, present, or future use of its respective Easement interests and rights of usage granted herein shall not be deemed to permit the creation or further the existence of prescriptive easement rights or the procurement of title by adverse possession with respect to all or any portion of either Party’s Parcel.
     12.3 Costs of Performance. It is the general intent and agreement of the Parties that, except as otherwise expressly provided in this Agreement, Fertilizer Company shall pay the costs of performing its obligations and exercising its rights hereunder, and Refinery Company shall pay the costs of performing its obligations and exercising its rights hereunder.

     12.4 Headings. The headings used in this Agreement are for convenience only and shall not constitute a part of this Agreement.
     12.5 No Joint Venture. The Parties acknowledge and agree that neither Party, by reason of this Agreement, shall be an agent, employee or representative of the other with respect to any matters relating to this Agreement, unless specifically provided to the contrary in writing by the other Party. This Agreement shall not be deemed to create a partnership or joint venture of any kind between Refinery Company and Fertilizer Company.
     12.6 Attorneys’ Fees. If suit is brought to enforce this Agreement, the prevailing Party in such action shall be, unless precluded by law, entitled to recover its litigation expenses from the other Party, including its reasonable attorneys’ fees and costs.
     12.7 Amendments. This Agreement may not be amended, modified or waived except by a writing signed by all Parties to this Agreement that specifically references this Agreement and specifically provides for an amendment, modification or waiver of this Agreement.
     12.8 Construction and Severability. Every covenant, term and provision of this Agreement shall be construed simply according to its fair meaning and in accordance with industry standards and not strictly for or against either Party. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement.
     12.9 No Waiver. The waiver by either Party of any breach of any term, covenant or condition contained in this Agreement shall not be deemed to be a waiver of such term, covenant or condition or of any subsequent breach of the same or of any other term, covenant or condition contained in this Agreement. No term, covenant or condition of this Agreement will be deemed to have been waived unless such waiver is in writing.
     12.10 Third-Party Beneficiaries. Except as expressly provided herein, none of the provisions of this Agreement are intended for the benefit of any person except the Parties and their respective successors and assigns.
     12.11 Entire Agreement. This Agreement, including all Exhibits hereto, together with the Service Agreements, constitutes the entire, integrated agreement between the Parties regarding the subject matter hereof and supersedes any and all prior and contemporaneous agreements (including the Original Agreement), representations and understandings of the Parties, whether written or oral.
     12.12 Counterparts. This Agreement may be signed in multiple counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one instrument.

     12.13 Exhibits. Attached hereto and forming a part of this Agreement by this reference are the following Exhibits:
     EXHIBIT A — Legal Description of the Fertilizer Parcel
     EXHIBIT B — Legal Description of the Refinery Parcel
     EXHIBIT C — Aerial
     EXHIBIT D — Legal Description of Shared Pipeline Easement Area
     EXHIBIT E — Interconnect Points Drawing
     EXHIBIT F — Legal Description of Area for Pipe Rack Easement Area
     EXHIBIT G — Legal Description of Coke Conveyor Belt Easement Area
     EXHIBIT H — Legal Description of Sunflower Street Pipeline Crossing Easement Area (Fertilizer Parcel)
     EXHIBIT I — Legal Description of Sunflower Street Pipeline Crossing Easement Area (Refinery Parcel)
     EXHIBIT J — Legal Description of East Tank Farm Roadway Area (Fertilizer Parcel)
     EXHIBIT K — Legal Description of East Tank Farm Area (Refinery Parcel)
     EXHIBIT L — Legal Description of Railroad Trackage Easement Area (Fertilizer Parcel)
     EXHIBIT M — Legal Description of Railroad Trackage Easement Area (Refinery Parcel)
     EXHIBIT N — Legal Description of Fertilizer Company Clarifier Tract
     EXHIBIT O — Fertilizer Water Pipeline Easement Area
     EXHIBIT P — Legal Description of Coke Haul Road
     EXHIBIT Q — Legal Description of Refinery Shared Parking Area
     EXHIBIT R — Legal Description of Construction Buffer Zone Easement Area

Signature Page
to
Cross Easement Agreement
     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first set forth above.

COFFEYVILLE RESOURCES REFINING & MARKETING, LLC, a Delaware limited liability company
By:	/s/ Robert W. Haugen
	Name:	Robert W. Haugen
	Title:	Executive Vice President, Refining Operations

STATE OF TEXAS	)
	)	ss:
COUNTY OF FORT BEND	)
     On this 6th day of April, 2011, before me, a Notary Public in and for said County and State, personally appeared Robert W. Haugen, Executive Vice President, Refining Operations of Coffeyville Resources Refining & Marketing, LLC, a Delaware limited liability company, known to me to be the person who executed the foregoing instrument in behalf of said limited liability company and acknowledged to me that he/she executed the same for the purposes therein stated.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal the day and year last above written.

/s/ Kim R. Oliver
Notary Public
(Notarial Seal)	Printed name: Kim R. Oliver

My Commission Expires: 4-17-2013

Signature Page
to
Cross Easement Agreement

COFFEYVILLE RESOURCES NITROGEN FERTILIZERS, LLC, a Delaware limited liability company
By:	/s/ Kevan A. Vick
	Name:	Kevan A. Vick
	Title:	Executive Vice President and Fertilizer General Manager

STATE OF KANSAS	) )	ss:
COUNTY OF MONTGOMERY	)
     On this 7th day of April, 2011, before me, a Notary Public in and for said County and State, personally appeared Kevan A. Vick, Executive Vice President and Fertilizer General Manager of Coffeyville Resources Nitrogen Fertilizers, LLC, a Delaware limited liability company, known to me to be the person who executed the foregoing instrument in behalf of said limited liability company and acknowledged to me that he/she executed the same for the purposes therein stated.
     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my seal the day and year last above written.

/s/ Jennifer E. Woodward
Notary Public
(Notarial Seal)	Printed name: Jennifer E. Woodward

My Commission Expires: 01/23/2014

EXHIBIT A
Legal Description of the Fertilizer Parcel
NEW NITROGEN UNIT (PARCELS 2, 3, 4, 7, 8, 8A & 9)
A PART OF COFFEYVILLE HEIGHTS ADDITION TO THE CITY OF COFFEYVILLE, PART OF MONTGOMERY’S ADDITION TO THE CITY OF COFFEYVILLE, PART OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY, AND PART OF THE NE/4 OF SECTION 36, TOWNSHIP 34 SOUTH, RANGE 16 EAST, MONTGOMERY COUNTY, KANSAS, DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF SAID NE/4; THENCE ON AN ASSUMED BEARING OF S00°00’00”E ALONG THE EAST LINE OF SAID NE/4 A DISTANCE OF 200.17 FEET TO THE NORTHERLY LINE OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE S59°30’09”W ALONG SAID NORTHERLY LINE A DISTANCE OF 1007.15 FEET TO THE TRUE POINT OF BEGINNING; THENCE S00°00’00”E A DISTANCE OF 304.05 FEET; THENCE S88°14’41”E A DISTANCE OF 158.79 FEET; THENCE S00°00’00”E A DISTANCE OF 6.77 FEET; THENCE N90°00’00”E A DISTANCE OF 25.00 FEET; THENCE N00°00’00”W A DISTANCE OF 6.00 FEET; THENCE S88°14’40”E A DISTANCE OF 245.71 FEET; THENCE S12°15’53”E A DISTANCE OF 11.77 FEET; THENCE S82°32’25”E A DISTANCE OF 43.08 FEET; THENCE S00°00’00”E A DISTANCE OF 33.41 FEET; THENCE S90°00’00”W A DISTANCE OF 14.72 FEET; THENCE S86°44’02”W A DISTANCE OF 368.60 FEET; THENCE S00°00’00”E A DISTANCE OF 25.00 FEET; THENCE N90°00’00”E A DISTANCE OF 20.00 FEET; THENCE S00°31’37”E A DISTANCE OF 197.51 FEET; THENCE N90°00’00”E A DISTANCE OF 165.00 FEET; THENCE S00°00’00”E A DISTANCE OF 24.03 FEET; THENCE N90°00’00”E A DISTANCE OF 249.97 FEET; THENCE N00°00’00”W A DISTANCE OF 18.64 FEET; THENCE N90°00’00”E A DISTANCE OF 51.39 FEET; THENCE S00°00’00”E A DISTANCE OF 15.00 FEET; THENCE N90°00’00”E A DISTANCE OF 56.01 FEET; THENCE S00°00’00”E A DISTANCE OF 169.40 FEET; THENCE N89°00’00”W A DISTANCE OF 636.08 FEET; THENCE S00°00’00”E A DISTANCE OF 377.30 FEET TO THE CENTERLINE OF MARTIN STREET; THENCE N89°14’03”W ALONG SAID CENTERLINE A DISTANCE OF 60.59 FEET; THENCE CONTINUING ALONG SAID CENTERLINE, N89°22’21”W A DISTANCE OF 608.53 FEET; THENCE CONTINUING ALONG SAID CENTERLINE, N89°29’08”W A DISTANCE OF 40.11 FEET TO THE CENTERLINE OF PINE STREET; THENCE S00°00’14”W ALONG THE CENTERLINE OF SAID PINE STREET A DISTANCE OF 35.18 FEET; THENCE N89°33’26”W A DISTANCE OF 40.15 FEET TO THE NE CORNER OF BLOCK 6 OF SAID MONTGOMERY’S ADDITION; THENCE N89°13’09”W ALONG THE NORTH LINE OF SAID BLOCK 6 A DISTANCE OF 399.88 FEET TO THE NW CORNER OF SAID BLOCK 6; THENCE N89°05’43”W A DISTANCE OF 79.80 FEET TO THE NE CORNER OF BLOCK 5 OF SAID MONTGOMERY’S ADDITION; THENCE N00°08’24”E A DISTANCE OF 69.57 FEET TO THE SE CORNER OF BLOCK 10 OF SAID MONTGOMERY’S ADDITION; THENCE N00°00’00”W A DISTANCE OF 277.85 FEET TO THE SOUTHERLY LINE OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE N15°00’43”W A DISTANCE OF 104.03 FEET TO THE NORTHERLY LINE OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE N30°29’51”W A DISTANCE OF 20.00

FEET; THENCE N59°30’09”E A DISTANCE OF 465.00 FEET; THENCE S30°29’51”E A DISTANCE OF 20.00 FEET TO SAID NORTHERLY LINE OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE N59°30’09”E ALONG SAID NORTHERLY LINE A DISTANCE OF 32.23 FEET; THENCE S00°01’28”E A DISTANCE OF 276.43 FEET; THENCE N90°00’00”E A DISTANCE OF 365.00 FEET; THENCE N00°00’00”W A DISTANCE OF 491.48 FEET TO SAID NORTHERLY LINE OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE N59°30’09”E ALONG SAID NORTHERLY LINE A DISTANCE OF 536.40 FEET TO THE POINT OF BEGINNING.
AND
“LOADING DOCK”
A PART OF COFFEYVILLE HEIGHTS ADDITION TO THE CITY OF COFFEYVILLE AND A PART OF THE NE/4 OF SECTION 36, T34S, R16E, MONTGOMERY COUNTY, KANSAS, DESCRIBED AS FOLLOWS: COMMENCING AT THE NE CORNER OF THE NE/4 OF SAID SECTION 36; THENCE ON AN ASSUMED BEARING OF S00°00’00”E ALONG THE EAST LINE OF SAID NE/4 A DISTANCE OF 316.23 FEET TO THE SOUTHERLY RIGHT-OF-WAY LINE OF THE UNION PACIFIC RAILROAD; THENCE S59°30’09”W ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE A DISTANCE OF 34.82 FEET TO THE WEST RIGHT-OF-WAY LINE OF SUNFLOWER STREET; THENCE S00°00’00”E ALONG SAID WEST RIGHT-OF-WAY LINE A DISTANCE OF 1148.43 FEET; THENCE CONTINUING ALONG SAID WEST RIGHT-OF-WAY LINE, S00°05’12”E A DISTANCE OF 60.63 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID WEST RIGHT-OF-WAY LINE, S00°05’12”E A DISTANCE OF 12.01 FEET TO THE NE CORNER OF BLOCK 12 OF SAID COFFEYVILLE HEIGHTS ADDITION; THENCE CONTINUING ALONG SAID WEST RIGHT-OF-WAY LINE AND THE EAST LINE OF SAID BLOCK 12, S00°00’48”W A DISTANCE OF 267.47 FEET; THENCE LEAVING SAID WEST RIGHT-OF-WAY LINE AND THE EAST LINE OF SAID BLOCK 12, N38°21’27”W A DISTANCE OF 131.96 FEET; THENCE N00°00’00”W A DISTANCE OF 176.00 FEET; THENCE N90°00’00”E A DISTANCE OF 81.94 FEET TO THE POINT OF BEGINNING.
AND
“CLARIFIER TRACT”
A PART OF THE SE/4 OF SECTION 25, T34S, R16E, MONTGOMERY COUNTY, KANSAS, DESCRIBED AS FOLLOWS: COMMENCING AT THE SE CORNER OF SAID SE/4; THENCE ON AN ASSUMED BEARING OF N00°22’55”E ALONG THE EAST LINE OF SAID SE/4 A DISTANCE OF 1285.62 FEET; THENCE S90°00’00”W A DISTANCE OF 1774.69 FEET TO THE TRUE POINT OF BEGINNING; THENCE N76°25’09”W A DISTANCE OF 25.41 FEET TO THE EASTERLY RIGHT-OF-WAY LINE OF THE A.T.&S.F. RAILROAD; THENCE N13°34’51”E ALONG SAID EASTERLY RIGHT-OF-

WAY LINE A DISTANCE OF 298.51 FEET; THENCE LEAVING SAID EASTERLY RIGHT-OF-WAY LINE, S67°00’00”E A DISTANCE OF 101.78 FEET; THENCE S18°00’36”W A DISTANCE OF 62.14 FEET; THENCE S11°06’08”E A DISTANCE OF 70.97 FEET; THENCE SOUTHWESTERLY ON A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 450.00 FEET AND A CENTRAL ANGLE OF 23°41’14” A DISTANCE OF 186.04 FEET TO THE POINT OF BEGINNING.
AND
NEW FERTILIZER STORAGE AREA (PARCELS 6 & 10)
A PART OF THE NW/4 OF SECTION 31, T34S, R17E, MONTGOMERY COUNTY, KANSAS, DESCRIBED AS FOLLOWS: COMMENCING AT THE NW CORNER OF SAID NW/4; THENCE ON AN ASSUMED BEARING OF S00°00’00”E ALONG THE WEST LINE OF SAID NW/4 A DISTANCE OF 1013.07 FEET TO THE SW CORNER OF THE NORTH 75 ACRES OF LOTS 2 AND 3 OF SAID SECTION 31; THENCE S86°24’15”E ALONG THE SOUTH LINE OF SAID NORTH 75 ACRES OF LOTS 2 AND 3 A DISTANCE OF 30.06 FEET TO THE EAST RIGHT-OF-WAY LINE OF SUNFLOWER STREET AND THE TRUE POINT OF BEGINNING; THENCE CONTINUING ALONG THE SOUTH LINE OF SAID NORTH 75 ACRES OF LOTS 2 AND 3, S86°24’15”E A DISTANCE OF 3049.00 FEET MORE OR LESS TO THE CENTERLINE OF THE VERDIGRIS RIVER; THENCE ALONG THE APPROXIMATE CENTERLINE OF SAID VERDIGRIS RIVER THE FOLLOWING COURSES: S15°13’05”W A DISTANCE OF 90.34 FEET; THENCE S03°03’48”W A DISTANCE OF 488.35 FEET; THENCE LEAVING SAID CENTERLINE OF THE VERDIGRIS RIVER S89°44’00”W A DISTANCE OF 2993.22 FEET MORE OR LESS TO THE EAST RIGHT-OF-WAY LINE OF SUNFLOWER STREET; THENCE N00°00’00”W A DISTANCE OF 779.98 FEET TO THE POINT OF BEGINNING.

EXHIBIT B
Legal Description of the Refinery Parcel
TRACT EAST OF SUNFLOWER STREET
ALL OF LOTS 2, 3, 4 AND 5, SECTION 31, T34S, R17E, MONTGOMERY COUNTY, KANSAS, LYING WEST OF THE CENTERLINE OF THE VERDIGRIS RIVER, EXCEPT THE FOLLOWING DESCRIBED TRACTS: THE NORTH 75 ACRES OF SAID LOTS 2 AND 3; AND EXCEPT A TRACT COMMENCING AT THE SOUTHWEST CORNER OF LOT 4, THENCE NORTH 400 FEET, THENCE EAST 425 FEET, THENCE SOUTH APPROXIMATELY 420 FEET (426.46’ MEASURED) TO THE SOUTH BOUNDARY OF SAID LOT 4, THENCE WEST (425.82’ MEASURED) TO THE PLACE OF BEGINNING: AND EXCEPT A TRACT DESCRIBED AS FOLLOWS IN A GENERAL WARRANTY DEED DATED JULY 1, 1976, FROM GEORGE W. MULLER AND FERRIS M. MULLER, HUSBAND AND WIFE, TO CRA, INC., RECORDED IN BOOK 353 OF DEEDS, PAGE 19: COMMENCING AT A POINT 538 FEET SOUTH OF THE NORTHWEST CORNER OF LOT 4, SECTION 31, TOWNSHIP 34 SOUTH, RANGE 17 EAST IN THE PRESENT WEST FENCE LINE OF SAID LOT 4, THENCE SOUTH 75 FEET ALONG SAID FENCE, THENCE EAST 20 FEET, THENCE NORTH 75 FEET, THENCE WEST 20 FEET TO THE POINT OF BEGINNING; AND EXCEPT A TRACT DESCRIBED AS FOLLOWS IN SAID LAST-MENTIONED GENERAL WARRANTY DEED: COMMENCING IN CENTER OF VERDIGRIS RIVER 21 RODS NORTH OF SOUTH LINE OF SAID LOT 5, THENCE WEST AND SOUTHWESTERLY ALONG LEFT BANK OF RAVINE 33 FEET FROM CENTER OF RAVINE TO SOUTH LINE OF LOT 5, THENCE EAST ALONG SOUTH LINE OF LOT 5 TO CENTER OF VERDIGRIS RIVER, UP RIVER TO BEGINNING.
AND EXCEPT:
“FERTILIZER STORAGE”
A PART OF THE NW/4 OF SECTION 31, T34S, R17E, MONTGOMERY COUNTY, KANSAS, DESCRIBED AS FOLLOWS: COMMENCING AT THE NW CORNER OF SAID NW/4; THENCE ON AN ASSUMED BEARING OF S00°00’00”E ALONG THE WEST LINE OF SAID NW/4 A DISTANCE OF 1013.07 FEET TO THE SW CORNER OF THE NORTH 75 ACRES OF LOTS 2 AND 3 OF SAID SECTION 31; THENCE S86°24’15”E ALONG THE SOUTH LINE OF SAID NORTH 75 ACRES OF LOTS 2 AND 3 A DISTANCE OF 30.06 FEET TO THE EAST RIGHT-OF-WAY LINE OF SUNFLOWER STREET AND THE TRUE POINT OF BEGINNING; THENCE CONTINUING ALONG THE SOUTH LINE OF SAID NORTH 75 ACRES OF LOTS 2 AND 3, S86°24’15”E A DISTANCE OF 3049.00 FEET MORE OR LESS TO THE CENTERLINE OF THE VERDIGRIS RIVER; THENCE ALONG THE APPROXIMATE CENTERLINE OF SAID VERDIGRIS RIVER THE FOLLOWING COURSES: S15°13’05”W A DISTANCE OF 90.34 FEET; THENCE S03°03’48”W A DISTANCE OF 488.35 FEET; THENCE LEAVING SAID CENTERLINE OF THE VERDIGRIS RIVER S89°44’00”W A DISTANCE OF 2993.22 FEET MORE OR LESS TO

THE EAST RIGHT-OF-WAY LINE OF SUNFLOWER STREET; THENCE N00°00’00”W A DISTANCE OF 779.98 FEET TO THE POINT OF BEGINNING.
TRACT NORTH OF FORMER UNION PACIFIC RAILROAD
ALL THAT PART OF THE SE/4 OF SECTION 25, TOWNSHIP 34, RANGE 16 EAST OF THE 6TH P.M., LYING WEST OF THE WESTERLY RIGHT-OF-WAY LINE AND NORTH OF THE NORTHERLY RIGHT-OF-WAY LINE OF THE ATCHISON, TOPEKA AND SANTA FE RAILROAD, EXCEPT 3 ACRES IN THE NORTHWEST CORNER AS EXCEPTED FROM A GENERAL WARRANTY DEED DATED AUGUST 23, 1951, FROM R.L. EDWARDS AND MILDRED EDWARDS, HUSBAND AND WIFE, TO THE COOPERATIVE REFINERY ASSOCIATION, RECORDED IN BOOK 245 OF DEEDS, PAGE 586, IN THE REGISTER OF DEEDS OFFICE OF MONTGOMERY COUNTY, KANSAS.
AND
ALL THAT PART OF THE E/2 OF SECTION 25 AND ALL THAT PART OF THE NE/4 OF SECTION 36 LYING EAST OF THE EASTERLY RIGHT-OF-WAY LINE OF THE ATCHISON, TOPEKA AND SANTE FE RAILROAD AND NORTH OF THE NORTHERLY RIGHT-OF-WAY LINE OF THE FORMER MISSOURI-KANSAS-TEXAS RAILROAD (NOW UNION PACIFIC RAILROAD), ALL IN TOWNSHIP 34, RANGE 16, MONTGOMERY COUNTY, KANSAS.
AND EXCEPT:
A PART OF THE NE/4 OF SECTION 36, TOWNSHIP 34 SOUTH, RANGE 16 EAST, MONTGOMERY COUNTY, KANSAS, DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF SAID NE/4; THENCE ON AN ASSUMED BEARING OF S00°00’00”E ALONG THE EAST LINE OF SAID NE/4 A DISTANCE OF 563.00 FEET; THENCE N90°00’00”W A DISTANCE OF 1992.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE N84°14’00”W A DISTANCE OF 100.00 FEET; THENCE N05°46’00”E A DISTANCE OF 50.00 FEET; THENCE S84°14’00”E A DISTANCE OF 100.00 FEET; THENCE S05°46’00”W A DISTANCE OF 50.00 FEET TO THE POINT OF BEGINNING.
AND EXCEPT THAT PART DESCRIBED AS FOLLOWS:
“CLARIFIER TRACT”
A PART OF THE SE/4 OF SECTION 25, T34S, R16E, MONTGOMERY COUNTY, KANSAS, DESCRIBED AS FOLLOWS: COMMENCING AT THE SE CORNER OF SAID SE/4; THENCE ON AN ASSUMED BEARING OF N00°22’55”E ALONG THE EAST LINE OF SAID SE/4 A DISTANCE OF 1285.62 FEET; THENCE S90°00’00”W A DISTANCE OF 1774.69 FEET TO THE TRUE POINT OF BEGINNING; THENCE N76°25’09”W A

DISTANCE OF 25.41 FEET TO THE EASTERLY RIGHT-OF-WAY LINE OF THE A.T.&S.F. RAILROAD; THENCE N13°34’51”E ALONG SAID EASTERLY RIGHT-OF-WAY LINE A DISTANCE OF 298.51 FEET; THENCE LEAVING SAID EASTERLY RIGHT-OF-WAY LINE, S67°00’00”E A DISTANCE OF 101.78 FEET; THENCE S18°00’36”W A DISTANCE OF 62.14 FEET; THENCE S11°06’08”E A DISTANCE OF 70.97 FEET; THENCE SOUTHWESTERLY ON A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 450.00 FEET AND A CENTRAL ANGLE OF 23°41’14” A DISTANCE OF 186.04 FEET TO THE POINT OF BEGINNING.
TRACT SOUTH OF FORMER UNION PACIFIC RAILROAD AND NORTH OF MARTIN STREET
A PART OF COFFEYVILLE HEIGHTS ADDITION TO THE CITY OF COFFEYVILLE, PART OF MONTGOMERY’S ADDITION TO THE CITY OF COFFEYVILLE, AND PART OF THE NE/4 OF SECTION 36, T34S, R16E, MONTGOMERY COUNTY, KANSAS, DESCRIBED AS FOLLOWS: COMMENCING AT THE NE CORNER OF THE NE/4 OF SAID SECTION 36; THENCE ON AN ASSUMED BEARING OF S00°00’00”E ALONG THE EAST LINE OF SAID NE/4 A DISTANCE OF 316.23 FEET TO THE SOUTHERLY RIGHT-OF-WAY LINE OF THE UNION PACIFIC RAILROAD; THENCE S59°30’09”W ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE A DISTANCE OF 34.82 FEET TO THE WEST RIGHT-OF-WAY LINE OF SUNFLOWER STREET AND THE TRUE POINT OF BEGINNING; THENCE ALONG SAID WEST RIGHT-OF-WAY LINE OF SUNFLOWER STREET THE FOLLOWING BEARINGS AND DISTANCES: THENCE S00°00’00”E A DISTANCE OF 1148.43 FEET; THENCE S00°05’12”E A DISTANCE OF 72.64 FEET; THENCE S00°00’48”E A DISTANCE OF 300.00 FEET TO THE NORTH RIGHT-OF-WAY LINE OF MARTIN STREET; THENCE N89°11’00”W ALONG SAID NORTH RIGHT-OF-WAY LINE A DISTANCE OF 439.35 FEET TO THE WEST RIGHT-OF-WAY LINE OF ASH STREET; THENCE S02°06’58”E ALONG SAID WEST RIGHT-OF-WAY LINE A DISTANCE OF 35.21 FEET TO THE CENTER OF MARTIN STREET; THENCE ALONG THE CENTER OF SAID MARTIN STREET THE FOLLOWING BEARINGS AND DISTANCES: THENCE N89°13’34”W A DISTANCE OF 399.88 FEET; THENCE N89°14’03”W A DISTANCE OF 60.59 FEET; THENCE N89°22’21”W A DISTANCE OF 608.53 FEET; THENCE N89°29’08”W A DISTANCE OF 40.11 FEET TO THE CENTERLINE OF PINE STREET; THENCE S00°00’14”W ALONG THE CENTERLINE OF SAID PINE STREET A DISTANCE OF 35.18 FEET; THENCE N89°33’26”W A DISTANCE OF 40.15 FEET TO THE NE CORNER OF BLOCK 6 OF SAID MONTGOMERY’S ADDITION; THENCE N89°13’09”W ALONG THE NORTH LINE OF SAID BLOCK 6 A DISTANCE OF 399.88 FEET TO THE NW CORNER OF SAID BLOCK 6; THENCE N89°05’43”W A DISTANCE OF 79.80 FEET TO THE NE CORNER OF BLOCK 5 OF SAID MONTGOMERY’S ADDITION; THENCE N00°08’24”E A DISTANCE OF 34.78 FEET TO THE CENTERLINE OF SAID MARTIN STREET; THENCE N89°13’15”W ALONG SAID CENTERLINE A DISTANCE OF 200.14 FEET TO THE SOUTHERLY EXTENSION OF THE EAST LINE OF LOT 2, BLOCK 10, OF SAID MONTGOMERY’S ADDITION; THENCE LEAVING THE CENTERLINE OF SAID MARTIN STREET, N00°22’34”E ALONG THE EXTENSION OF AND THE EAST LINE OF SAID LOT 2 A DISTANCE OF

163.74 FEET TO THE SOUTHERLY RIGHT-OF-WAY LINE OF SAID UNION PACIFIC RAILROAD; THENCE NORTHEASTERLY ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE ON A CURVE TO THE RIGHT HAVING A RADIUS OF 1500.00 FEET AND A CENTRAL ANGLE OF 10°30’27”, A DISTANCE OF 275.09 FEET TO THE POINT OF TANGENCY OF SAID CURVE; THENCE CONTINUING ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE, N59°30’09”E A DISTANCE OF 2370.80 FEET TO THE POINT OF BEGINNING.
AND
ALL THAT PART OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY LYING WEST OF THE WEST RIGHT-OF-WAY LINE OF SUNFLOWER STREET AND LYING EAST OF THE EASTERLY RIGHT-OF-WAY LINE OF THE A.T.&S.F. RAILROAD IN THE NE/4 OF SECTION 36, TOWNSHIP 34 SOUTH, RANGE 16 EAST OF THE 6TH P.M., MONTGOMERY COUNTY, KANSAS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF SAID NE/4; THENCE ON AN ASSUMED BEARING OF S00°00’00”E ALONG THE EAST LINE OF SAID NE/4 A DISTANCE OF 200.17 FEET TO THE NORTHERLY RIGHT-OF-WAY LINE OF THE FORMER UNION PACIFIC RAILROAD; THENCE S59°30’09”W ALONG SAID NORTHERLY RIGHT-OF-WAY LINE A DISTANCE OF 34.82 FEET TO THE WEST RIGHT-OF-WAY LINE OF SUNFLOWER STREET AND THE TRUE POINT OF BEGINNING; THENCE CONTINUING S59°30’09”W ALONG SAID NORTHERLY RIGHT-OF-WAY LINE A DISTANCE OF 2429.70 FEET; THENCE SOUTHWESTERLY ON A CURVE TO THE LEFT HAVING A RADIUS OF 1600.00 FEET, A CHORD WHICH BEARS S49°43’27”W, A CHORD DISTANCE OF 543.47 FEET AND AN ARC LENGTH OF 546.12 FEET TO THE EASTERLY RIGHT-OF-WAY LINE OF THE A.T.&S.F. RAILROAD; THENCE S13°34’51”W ALONG SAID EASTERLY RIGHT-OF-WAY LINE A DISTANCE OF 269.10 FEET TO THE SOUTHERLY RIGHT-OF-WAY LINE OF THE FORMER UNION PACIFIC RAILROAD; THENCE ON A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1500.00 FEET, A CHORD WHICH BEARS N45°05’58”E, A CHORD DISTANCE OF 746.22 FEET AND AN ARC LENGTH OF 754.14 FEET; THENCE CONTINUING ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE N59°30’09”E A DISTANCE OF 2370.80 FEET TO THE WEST RIGHT-OF-WAY LINE OF SUNFLOWER STREET; THENCE N00°00’00”E ALONG SAID WEST RIGHT-OF-WAY LINE A DISTANCE OF 116.06 FEET TO THE POINT OF BEGINNING.
LESS AND EXCEPT THE FOLLOWING TRACTS OF LAND:
“LOADING DOCK”
A PART OF COFFEYVILLE HEIGHTS ADDITION TO THE CITY OF COFFEYVILLE AND A PART OF THE NE/4 OF SECTION 36, T34S, R16E, MONTGOMERY COUNTY, KANSAS, DESCRIBED AS FOLLOWS: COMMENCING AT THE NE CORNER OF THE NE/4 OF SAID SECTION 36; THENCE ON AN ASSUMED BEARING OF S00°00’00”E ALONG THE EAST LINE OF SAID NE/4 A DISTANCE OF 316.23 FEET TO THE

SOUTHERLY RIGHT-OF-WAY LINE OF THE UNION PACIFIC RAILROAD; THENCE S59°30’09”W ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE A DISTANCE OF 34.82 FEET TO THE WEST RIGHT-OF-WAY LINE OF SUNFLOWER STREET; THENCE S00°00’00”E ALONG SAID WEST RIGHT-OF-WAY LINE A DISTANCE OF 1148.43 FEET; THENCE CONTINUING ALONG SAID WEST RIGHT-OF-WAY LINE, S00°05’12”E A DISTANCE OF 60.63 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING ALONG SAID WEST RIGHT-OF-WAY LINE, S00°05’12”E A DISTANCE OF 12.01 FEET TO THE NE CORNER OF BLOCK 12 OF SAID COFFEYVILLE HEIGHTS ADDITION; THENCE CONTINUING ALONG SAID WEST RIGHT-OF-WAY LINE AND THE EAST LINE OF SAID BLOCK 12, S00°00’48”W A DISTANCE OF 267.47 FEET; THENCE LEAVING SAID WEST RIGHT-OF-WAY LINE AND THE EAST LINE OF SAID BLOCK 12, N38°21’27”W A DISTANCE OF 131.96 FEET; THENCE N00°00’00”W A DISTANCE OF 176.00 FEET; THENCE N90°00’00”E A DISTANCE OF 81.94 FEET TO THE POINT OF BEGINNING.
“NEW NITROGEN UNIT”
A PART OF COFFEYVILLE HEIGHTS ADDITION TO THE CITY OF COFFEYVILLE, PART OF MONTGOMERY’S ADDITION TO THE CITY OF COFFEYVILLE, PART OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY, AND PART OF THE NE/4 OF SECTION 36, TOWNSHIP 34 SOUTH, RANGE 16 EAST, MONTGOMERY COUNTY, KANSAS, DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF SAID NE/4; THENCE ON AN ASSUMED BEARING OF S00°00’00”E ALONG THE EAST LINE OF SAID NE/4 A DISTANCE OF 200.17 FEET TO THE NORTHERLY LINE OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE S59°30’09”W ALONG SAID NORTHERLY LINE A DISTANCE OF 1007.15 FEET TO THE TRUE POINT OF BEGINNING; THENCE S00°00’00”E A DISTANCE OF 304.05 FEET; THENCE S88°14’41”E A DISTANCE OF 158.79 FEET; THENCE S00°00’00”E A DISTANCE OF 6.77 FEET; THENCE N90°00’00”E A DISTANCE OF 25.00 FEET; THENCE N00°00’00”W A DISTANCE OF 6.00 FEET; THENCE S88°14’40”E A DISTANCE OF 245.71 FEET; THENCE S12°15’53”E A DISTANCE OF 11.77 FEET; THENCE S82°32’25”E A DISTANCE OF 43.08 FEET; THENCE S00°00’00”E A DISTANCE OF 33.41 FEET; THENCE S90°00’00”W A DISTANCE OF 14.72 FEET; THENCE S86°44’02”W A DISTANCE OF 368.60 FEET; THENCE S00°00’00”E A DISTANCE OF 25.00 FEET; THENCE N90°00’00”E A DISTANCE OF 20.00 FEET; THENCE S00°31’37”E A DISTANCE OF 197.51 FEET; THENCE N90°00’00”E A DISTANCE OF 165.00 FEET; THENCE S00°00’00”E A DISTANCE OF 24.03 FEET; THENCE N90°00’00”E A DISTANCE OF 249.97 FEET; THENCE N00°00’00”W A DISTANCE OF 18.64 FEET; THENCE N90°00’00”E A DISTANCE OF 51.39 FEET; THENCE S00°00’00”E A DISTANCE OF 15.00 FEET; THENCE N90°00’00”E A DISTANCE OF 56.01 FEET; THENCE S00°00’00”E A DISTANCE OF 169.40 FEET; THENCE N89°00’00”W A DISTANCE OF 636.08 FEET; THENCE S00°00’00”E A DISTANCE OF 377.30 FEET TO THE CENTERLINE OF MARTIN STREET; THENCE N89°14’03”W ALONG SAID CENTERLINE A DISTANCE OF 60.59 FEET; THENCE CONTINUING ALONG SAID CENTERLINE, N89°22’21”W A DISTANCE OF 608.53 FEET; THENCE CONTINUING ALONG SAID CENTERLINE, N89°29’08”W A DISTANCE OF 40.11 FEET

TO THE CENTERLINE OF PINE STREET; THENCE S00°00’14”W ALONG THE CENTERLINE OF SAID PINE STREET A DISTANCE OF 35.18 FEET; THENCE N89°33’26”W A DISTANCE OF 40.15 FEET TO THE NE CORNER OF BLOCK 6 OF SAID MONTGOMERY’S ADDITION; THENCE N89°13’09”W ALONG THE NORTH LINE OF SAID BLOCK 6 A DISTANCE OF 399.88 FEET TO THE NW CORNER OF SAID BLOCK 6; THENCE N89°05’43”W A DISTANCE OF 79.80 FEET TO THE NE CORNER OF BLOCK 5 OF SAID MONTGOMERY’S ADDITION; THENCE N00°08’24”E A DISTANCE OF 69.57 FEET TO THE SE CORNER OF BLOCK 10 OF SAID MONTGOMERY’S ADDITION; THENCE N00°00’00”W A DISTANCE OF 277.85 FEET TO THE SOUTHERLY LINE OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE N15°00’43”W A DISTANCE OF 104.03 FEET TO THE NORTHERLY LINE OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE N30°29’51”W A DISTANCE OF 20.00 FEET; THENCE N59°30’09”E A DISTANCE OF 465.00 FEET; THENCE S30°29’51”E A DISTANCE OF 20.00 FEET TO SAID NORTHERLY LINE OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE N59°30’09”E ALONG SAID NORTHERLY LINE A DISTANCE OF 32.23 FEET; THENCE S00°01’28”E A DISTANCE OF 276.43 FEET; THENCE N90°00’00”E A DISTANCE OF 365.00 FEET; THENCE N00°00’00”W A DISTANCE OF 491.48 FEET TO SAID NORTHERLY LINE OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE N59°30’09”E ALONG SAID NORTHERLY LINE A DISTANCE OF 536.40 FEET TO THE POINT OF BEGINNING.

EXHIBIT C
Aerial
[See attached.]

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EXHIBIT D
Legal Description of Shared Pipeline Easement Area
A PART OF THE NE/4 OF SECTION 36, TOWNSHIP 34 SOUTH, RANGE 16 EAST, MONTGOMERY COUNTY, KANSAS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHEAST CORNER OF SAID NE/4; THENCE ON AN ASSUMED BEARING OF S00°00’00”E ALONG THE EAST LINE OF SAID NE/4 A DISTANCE OF 200.17 FEET TO THE NORTHERLY LINE OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE S59°30’09”W ALONG SAID NORTHERLY LINE A DISTANCE OF 1494.58 FEET TO THE TRUE POINT OF BEGINNING; THENCE N00°00’00”W A DISTANCE OF 82.60 FEET; THENCE S90°00’00”W A DISTANCE OF 51.00 FEET; THENCE S00°00’00”E A DISTANCE OF 20.50 FEET; THENCE N90°00’00”E A DISTANCE OF 20.00 FEET; THENCE S00°00’00”E A DISTANCE OF 80.36 FEET TO THE NORTHERLY LINE OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE N59°30’09”E ALONG SAID NORTH LINE A DISTANCE OF 35.98 FEET TO THE POINT OF BEGINNING.

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EXHIBIT E
Interconnect Points Drawing

E-1

EXHIBIT F
Legal Description of Area for Pipe Rack Easement Area
A PART OF COFFEYVILLE HEIGHTS ADDITION TO THE CITY OF COFFEYVILLE AND A PART OF THE NE/4 OF SECTION 36, TOWNSHIP 34 SOUTH, RANGE 16 EAST, MONTGOMERY COUNTY, KANSAS, DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF SAID NE/4; THENCE ON AN ASSUMED BEARING OF S00°00’00”E ALONG THE EAST LINE OF NE/4 A DISTANCE OF 1364.58 FEET; THENCE S90°00’00”W A DISTANCE OF 30.00 FEET TO THE WEST RIGHT-OF-WAY LINE OF SUNFLOWER STREET AND THE TRUE POINT OF BEGINNING; THENCE S00°00’00”E ALONG SAID WEST RIGHT-OF-WAY LINE A DISTANCE OF 117.75 FEET; THENCE CONTINUING ALONG SAID WEST RIGHT-OF-WAY LINE S00°05’12”E A DISTANCE OF 60.63 FEET; THENCE S90°00’00”W A DISTANCE OF 438.45 FEET; THENCE N00°00’00”W A DISTANCE OF 34.79 FEET; THENCE S89°00’00”E A DISTANCE OF 236.57 FEET; THENCE N00°00’00”W A DISTANCE OF 87.72 FEET; THENCE N90°00’00”E A DISTANCE OF 171.82 FEET; THENCE N00°00’00”W A DISTANCE OF 60.00 FEET; THENCE N90°00’00”E A DISTANCE OF 30.00 FEET TO THE POINT OF BEGINNING.

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EXHIBIT G
Legal Description of Coke Conveyor Belt Easement Area
A PART OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY AND PART OF THE NE/4 OF SECTION 36, TOWNSHIP 34 SOUTH, RANGE 16 EAST, MONTGOMERY COUNTY, KANSAS, DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF SAID NE/4; THENCE ON AN ASSUMED BEARING OF S00°00’00”E ALONG THE EAST LINE OF SAID NE/4 A DISTANCE OF 200.17 FEET TO THE NORTHERLY LINE OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE S59°30’09”W ALONG SAID NORTHERLY LINE A DISTANCE OF 1543.55 FEET; THENCE S00°00’00”E A DISTANCE OF 195.69 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING S00°00’00”E A DISTANCE OF 31.57 FEET; THENCE S71°51’39”W A DISTANCE OF 384.15 FEET; THENCE N00°01’28”W A DISTANCE OF 31.56 FEET; THENCE N71°51’39”E A DISTANCE OF 384.17 FEET TO THE POINT OF BEGINNING.
AND
A PART OF THE NE/4 OF SECTION 36, TOWNSHIP 34 SOUTH, RANGE 16 EAST, MONTGOMERY COUNTY, KANSAS, DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHEAST CORNER OF SAID NE/4; THENCE ON AN ASSUMED BEARING OF S00°00’00”E ALONG THE EAST LINE OF SAID NE/4 A DISTANCE OF 200.17 FEET TO THE NORTHERLY LINE OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE S59°30’09”W ALONG SAID NORTHERLY LINE A DISTANCE OF 1543.55 FEET; THENCE S00°00’00”E A DISTANCE OF 310.27 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING S00°00’00”E A DISTANCE OF 72.41 FEET; THENCE S24°28’25”W A DISTANCE OF 119.53 FEET; THENCE S90°00’00”W A DISTANCE OF 32.96 FEET; THENCE N24°28’25”E A DISTANCE OF 199.10 FEET TO THE POINT OF BEGINNING.

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EXHIBIT H
Legal Description of Sunflower Street Pipeline Crossing Easement Area (Fertilizer Parcel)
A PART OF THE NW/4 OF SECTION 31, T34S, R17E, MONTGOMERY COUNTY, KANSAS, DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHWEST CORNER OF SAID NW/4; THENCE ON AN ASSUMED BEARING OF S00°00’00”E ALONG THE WEST LINE OF SAID NW/4 A DISTANCE OF 1364.58 FEET TO THE TRUE POINT OF BEGINNING; THENCE N90°00’00”E A DISTANCE OF 30.00 FEET TO THE EAST RIGHT-OF-WAY LINE OF SUNFLOWER STREET; THENCE S00°00’00”E ALONG SAID EAST RIGHT-OF-WAY LINE A DISTANCE OF 178.38 FEET; THENCE S90°00’00”W A DISTANCE OF 30.00 FEET TO THE WEST LINE OF SAID NW/4; THENCE N00°00’00”W ALONG SAID WEST LINE A DISTANCE OF 178.38 FEET TO THE POINT OF BEGINNING.

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EXHIBIT I
Legal Description of Sunflower Street Pipeline Crossing Easement Area (Refinery Parcel)
A PART OF COFFEYVILLE HEIGHTS ADDITION TO THE CITY OF COFFEYVILLE AND A PART OF THE NE/4 OF SECTION 36, TOWNSHIP 34 SOUTH, RANGE 16 EAST, MONTGOMERY COUNTY, KANSAS, DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF SAID NE/4; THENCE ON AN ASSUMED BEARING OF S00°00’00”E ALONG THE EAST LINE OF NE/4 A DISTANCE OF 1364.58 FEET TO THE TRUE POINT OF BEGINNING; THENCE CONTINUING S00°00’00”E ALONG SAID EAST LINE A DISTANCE OF 178.38 FEET; THENCE S90°00’00”W A DISTANCE OF 29.91 FEET TO THE WEST RIGHT-OF-WAY LINE OF SUNFLOWER STREET; THENCE N00°05’12”W ALONG SAID WEST RIGHT-OF-WAY LINE A DISTANCE OF 60.63 FEET; THENCE CONTINUING ALONG SAID WEST RIGHT-OF-WAY LINE N00°00’00”W A DISTANCE OF 117.75 FEET; THENCE N90°00’00”E A DISTANCE OF 30.00 FEET TO THE POINT OF BEGINNING.

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EXHIBIT J
Legal Description of East Tank Farm Roadway Area (Fertilizer Parcel)
A PART OF THE NW/4 OF SECTION 31, T34S, R17E, MONTGOMERY COUNTY, KANSAS, DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHWEST CORNER OF SAID NW/4; THENCE ON AN ASSUMED BEARING OF S00°00’00”E ALONG THE WEST LINE OF SAID NW/4 A DISTANCE OF 1767.00 FEET; THENCE N90°00’00”E A DISTANCE OF 30.00 FEET TO THE EAST RIGHT-OF-WAY LINE OF SUNFLOWER STREET AND THE TRUE POINT OF BEGINNING; THENCE N90°00’00”E A DISTANCE OF 1120.00 FEET; THENCE N88°35’26”E A DISTANCE OF 914.89 FEET; THENCE S00°00’00”E A DISTANCE OF 25.00 FEET; THENCE S89°44’00”W A DISTANCE OF 2035.00 FEET TO SAID EAST RIGHT-OF-WAY LINE OF SUNFLOWER STREET; THENCE N00°00’00”E ALONG SAID EAST RIGHT-OF-WAY LINE A DISTANCE OF 27.93 FEET TO THE POINT OF BEGINNING.

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EXHIBIT K
Legal Description of East Tank Farm Area (Refinery Parcel)
A PART OF THE NW/4 OF SECTION 31, T34S, R17E, MONTGOMERY COUNTY, KANSAS, DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHWEST CORNER OF SAID NW/4; THENCE ON AN ASSUMED BEARING OF S00°00’00”E ALONG THE WEST LINE OF SAID NW/4 A DISTANCE OF 1364.58 FEET; THENCE N90°00’00”E A DISTANCE OF 30.00 FEET TO THE EAST RIGHT-OF-WAY LINE OF SUNFLOWER STREET AND THE TRUE POINT OF BEGINNING; THENCE CONTINUING N90°00’00”E A DISTANCE OF 75.00 FEET; THENCE S00°00’00”E A DISTANCE OF 430.00 FEET; THENCE S89°44’00”W A DISTANCE OF 75.00 FEET TO THE EAST RIGHT-OF-WAY LINE OF SUNFLOWER STREET; THENCE N00°00’00”W ALONG SAID EAST RIGHT-OF-WAY LINE A DISTANCE OF 430.35 FEET TO THE POINT OF BEGINNING.

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EXHIBIT L
Legal Description of Railroad Trackage Easement Area (Fertilizer Parcel)
PARCEL 8
A PART OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY IN THE NE/4 OF SECTION 36, TOWNSHIP 34 SOUTH, RANGE 16 EAST, MONTGOMERY COUNTY, KANSAS, DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF SAID NE/4; THENCE ON AN ASSUMED BEARING OF S00°00’00” E ALONG THE EAST LINE OF SAID NE/4 A DISTANCE OF 200.17 FEET TO THE NORTHERLY LINE OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE S59°30’09” W ALONG SAID NORTHERLY LINE A DISTANCE OF 1967.29 FEET TO THE TRUE POINT OF BEGINNING; THENCE S00°01’28” E A DISTANCE OF 116.03 FEET TO THE SOUTHERLY LINE OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE S59°30’09” W ALONG SAID SOUTHERLY LINE A DISTANCE OF 438.39 FEET; THENCE SOUTHWESTERLY ON A CURVE TO THE LEFT HAVING A RADIUS OF 1500.00 FEET, A CHORD WHICH BEARS S58°58’19” W, A CHORD DISTANCE OF 27.78 FEET AND AN ARC LENGTH OF 27.78 FEET; THENCE N15°00’43” W A DISTANCE OF 104.03 FEET TO SAID NORTHERLY LINE OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE N59°30’09” E ALONG SAID NORTHERLY LINE A DISTANCE OF 497.23 FEET TO THE POINT OF BEGINNING.
AND
PARCEL 9
A PART OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY IN THE NE/4 OF SECTION 36, TOWNSHIP 34 SOUTH, RANGE 16 EAST, MONTGOMERY COUNTY, KANSAS, DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF SAID NE/4; THENCE ON AN ASSUMED BEARING OF S00°00’00” E ALONG THE EAST LINE OF SAID NE/4 A DISTANCE OF 200.17 FEET TO THE NORTHERLY LINE OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE S59°30’09” W ALONG SAID NORTHERLY LINE A DISTANCE OF 1007.15 FEET TO THE TRUE POINT OF BEGINNING; THENCE S00°00’00” E A DISTANCE OF 116.06 FEET TO THE SOUTHERLY LINE OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE S59°30’09” W ALONG SAID SOUTHERLY LINE A DISTANCE OF 536.40 FEET; THENCE N00°00’00” W A DISTANCE OF 116.06 FEET TO SAID NORTHERLY LINE OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE N59°30’09” E ALONG SAID NORTHERLY LINE A DISTANCE OF 536.40 FEET TO THE POINT OF BEGINNING.

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EXHIBIT M
Legal Description of Railroad Trackage Easement Area (Refinery Parcel)
A PART OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY IN THE NE/4 OF SECTION 36, TOWNSHIP 34 SOUTH, RANGE 16 EAST, MONTGOMERY COUNTY, KANSAS, DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF SAID NE/4; THENCE ON AN ASSUMED BEARING OF S00°00’00”E ALONG THE EAST LINE OF SAID NE/4 A DISTANCE OF 200.17 FEET TO THE NORTHERLY LINE OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE S59°30’09”W ALONG SAID NORTHERLY LINE A DISTANCE OF 2464.52 FEET TO THE TRUE POINT OF BEGINNING; THENCE S15°00’43”E A DISTANCE OF 104.03 FEET TO THE SOUTHERLY LINE OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE ALONG SAID SOUTHERLY LINE ON A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 1500.00 FEET, A CHORD WHICH BEARS S44°34’08”W, A CHORD DISTANCE OF 719.29 FEET AND AN ARC LENGTH OF 726.36 FEET TO THE EASTERLY LINE OF THE A.T.&S.F. RAILROAD RIGHT-OF-WAY; THENCE N13°34’51”E ALONG SAID EASTERLY LINE A DISTANCE OF 269.10 FEET TO SAID NORTHERLY LINE OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE ON A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 1600.00 FEET, A CHORD WHICH BEARS N49°43’27”E, A CHORD DISTANCE OF 543.47 FEET AND AN ARC LENGTH OF 546.12 FEET TO THE POINT OF BEGINNING.
AND
A PART OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY IN THE NE/4 OF SECTION 36, TOWNSHIP 34 SOUTH, RANGE 16 EAST, MONTGOMERY COUNTY, KANSAS, DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF SAID NE/4; THENCE ON AN ASSUMED BEARING OF S00°00’00”E ALONG THE EAST LINE OF SAID NE/4 A DISTANCE OF 200.17 FEET TO THE NORTHERLY LINE OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE S59°30’09”W ALONG SAID NORTHERLY LINE A DISTANCE OF 1543.55 FEET TO THE TRUE POINT OF BEGINNING; THENCE S00°00’00”E A DISTANCE OF 116.06 FEET TO THE SOUTHERLY LINE OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE S59°30’09”W ALONG SAID SOUTHERLY LINE A DISTANCE OF 423.68 FEET; THENCE N00°01’28”W A DISTANCE OF 116.03 FEET TO SAID NORTHERLY LINE OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE N59°30’09”E ALONG SAID NORTHERLY LINE A DISTANCE OF 423.74 FEET TO THE POINT OF BEGINNING.

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EXHIBIT N
Legal Description of Fertilizer Company Clarifier Tract
A PART OF THE SE/4 OF SECTION 25, T34S, R16E, MONTGOMERY COUNTY, KANSAS, DESCRIBED AS FOLLOWS: COMMENCING AT THE SE CORNER OF SAID SE/4; THENCE ON AN ASSUMED BEARING OF N00°22’55”E ALONG THE EAST LINE OF SAID SE/4 A DISTANCE OF 1285.62 FEET; THENCE S90°00’00”W A DISTANCE OF 1774.69 FEET TO THE TRUE POINT OF BEGINNING; THENCE N76°25’09”W A DISTANCE OF 25.41 FEET TO THE EASTERLY RIGHT-OF-WAY LINE OF THE A.T.&S.F. RAILROAD; THENCE N13°34’51”E ALONG SAID EASTERLY RIGHT-OF-WAY LINE A DISTANCE OF 298.51 FEET; THENCE LEAVING SAID EASTERLY RIGHT-OF-WAY LINE, S67°00’00”E A DISTANCE OF 101.78 FEET; THENCE S18°00’36”W A DISTANCE OF 62.14 FEET; THENCE S11°06’08”E A DISTANCE OF 70.97 FEET; THENCE SOUTHWESTERLY ON A NON-TANGENT CURVE TO THE LEFT HAVING A RADIUS OF 450.00 FEET AND A CENTRAL ANGLE OF 23°41’14” A DISTANCE OF 186.04 FEET TO THE POINT OF BEGINNING.

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EXHIBIT O
Legal Description of Fertilizer Water Pipeline Easement Area
A 15.00 FEET WIDE WATERLINE EASEMENT IN PART OF THE SE/4 OF SECTION 25 AND PART OF THE NE/4 OF SECTION 36, ALL IN TOWNSHIP 34 SOUTH, RANGE 16 EAST, MONTGOMERY COUNTY, KANSAS, THE CENTERLINE OF SAID EASEMENT DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF SAID NE/4 OF SECTION 36; THENCE ON AN ASSUMED BEARING OF S00°00’00”E ALONG THE EAST LINE OF SAID NE/4 OF SECTION 36 A DISTANCE OF 200.17 FEET TO THE NORTHERLY LINE OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE S59°30’09”W ALONG SAID NORTHERLY LINE A DISTANCE OF 1511.96 FEET TO THE TRUE POINT OF BEGINNING OF SAID CENTERLINE; THENCE N00°00’00”W A DISTANCE OF 89.44 FEET; THENCE S90°00’00”W A DISTANCE OF 26.00 FEET; THENCE N01°43’52”E A DISTANCE OF 156.82 FEET; THENCE N22°41’07”E A DISTANCE OF 103.61 FEET; THENCE N00°46’08”E A DISTANCE OF 155.84 FEET; THENCE N89°50’42”W A DISTANCE OF 60.12 FEET; THENCE N00°23’50”E A DISTANCE OF 104.00 FEET; THENCE S89°26’05”E A DISTANCE OF 262.50 FEET; THENCE N00°33’55”E A DISTANCE OF 111.00 FEET; THENCE N89°26’05”W A DISTANCE OF 56.50 FEET; THENCE N00°33’55”E A DISTANCE OF 359.35 FEET; THENCE S89°26’05”E A DISTANCE OF 23.01 FEET; THENCE N06°42’59”E A DISTANCE OF 207.51 FEET; THENCE S84°30’54”E A DISTANCE OF 8.00 FEET; THENCE N06°33’18”E A DISTANCE OF 280.54 FEET; THENCE S83°49’05”E A DISTANCE OF 14.50 FEET; THENCE N05°54’52”E A DISTANCE OF 341.96 FEET; THENCE N82°58’38”W A DISTANCE OF 16.55 FEET; THENCE N06°29’35”E A DISTANCE OF 402.81 FEET; THENCE N84°58’42”W A DISTANCE OF 229.39 FEET; THENCE N65°07’03”W A DISTANCE OF 177.14 FEET; THENCE N69°37’43”W A DISTANCE OF 70.47 FEET; THENCE S78°34’08”W A DISTANCE OF 39.02 FEET; THENCE N55°44’37”W A DISTANCE OF 72.09 FEET; THENCE S78°53’48”W A DISTANCE OF 125.30 FEET TO THE TERMINUS OF SAID CENTERLINE.
AND
A 15.00 FEET WIDE WATERLINE EASEMENT IN PART OF THE SE/4 OF SECTION 25, TOWNSHIP 34 SOUTH, RANGE 16 EAST, MONTGOMERY COUNTY, KANSAS, THE CENTERLINE OF SAID EASEMENT DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHEAST CORNER OF SAID SE/4; THENCE ON AN ASSUMED BEARING OF N00°22’55”E ALONG THE EAST LINE OF SAID SE/4 A DISTANCE OF 1285.62 FEET; THENCE S90°00’00”W A DISTANCE OF 1774.69 FEET; THENCE NORTHEASTERLY ON A NON-TANGENT CURVE TO THE RIGHT HAVING A RADIUS OF 450.00 FEET, A CHORD WHICH BEARS N46°17’51”E, A CHORD DISTANCE OF 184.72 FEET AND AN ARC LENGTH OF 186.04 FEET; THENCE N11°06’08”W A DISTANCE OF 70.97 FEET; THENCE N18°00’36”E A DISTANCE OF 62.14 FEET; THENCE N67°00’00”W A DISTANCE OF 7.82 FEET TO THE TRUE POINT OF BEGINNING OF SAID

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CENTERLINE; THENCE N01°33’06”E A DISTANCE OF 199.38 FEET TO THE TERMINUS OF SAID CENTERLINE.

O-2

EXHIBIT P
Legal Description of Coke Haul Road
A PART OF THE NE/4 OF SECTION 36, TOWNSHIP 34 SOUTH, RANGE 16 EAST, MONTGOMERY COUNTY, KANSAS, DESCRIBED AS FOLLOWS: COMMENCING AT THE NORTHEAST CORNER OF SAID NE/4; THENCE ON AN ASSUMED BEARING OF S00°00’00”E ALONG THE EAST LINE OF SAID NE/4 A DISTANCE OF 200.17 FEET TO THE NORTHERLY LINE OF THE FORMER UNION PACIFIC RAILROAD RIGHT-OF-WAY; THENCE S59°30’09”W ALONG SAID NORTHERLY LINE A DISTANCE OF 1999.52 FEET; THENCE N30°29’51”W A DISTANCE OF 20.00 FEET TO THE TRUE POINT OF BEGINNING; THENCE S59°30’09”W A DISTANCE OF 167.41 FEET; THENCE N13°52’53”E A DISTANCE OF 162.82 FEET; THENCE S84°33’01”E A DISTANCE OF 36.48 FEET; THENCE N05°26’59”E A DISTANCE OF 135.92 FEET; THENCE S84°33’01”E A DISTANCE OF 25.00 FEET; THENCE S05°26’59”W A DISTANCE OF 135.92 FEET; THENCE S84°33’01”E A DISTANCE OF 35.47 FEET; THENCE S07°39’48”E A DISTANCE OF 64.30 FEET TO THE POINT OF BEGINNING.

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EXHIBIT Q
Legal Description of Refinery Shared Parking Area
All of Block 14, COFFEYVILLE HEIGHTS ADDITION to the City of Coffeyville, Montgomery County, Kansas.

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EXHIBIT R
Legal Description of Construction Buffer Zone Easement Area
LOTS 1 THROUGH 8 INCLUSIVE, BLOCK 1, MONTGOMERY’S ADDITION TO THE CITY OF COFFEYVILLE, MONTGOMERY COUNTY, KANSAS AND THE VACATED ALLEY LYING SOUTH OF LOTS 1 THROUGH 4 AND NORTH OF LOTS 5 THROUGH 8, BLOCK 1, MONTGOMERY’S ADDITION TO THE CITY OF COFFEYVILLE, MONTGOMERY COUNTY, KANSAS, ESTABLISHED BY VACATION ORDINANCE FILED IN BOOK 466, PAGE 61.
AND
LOTS 1, 2, 3, 14, 15 AND 16, BLOCK 2, MONTGOMERY’S ADDITION TO THE CITY OF COFFEYVILLE, MONTGOMERY COUNTY, KANSAS AND THE EAST 120 FEET OF THE VACATED ALLEY IN BLOCK 2, ESTABLISHED BY VACATION ORDINANCE FILED IN BOOK 466, PAGE 61.
AND
LOTS 6, 7 AND 8, BLOCK 7, MONTGOMERY’S ADDITION TO THE CITY OF COFFEYVILLE, MONTGOMERY COUNTY, KANSAS.
AND
LOTS 9, 10, 11, 12, 13, 14, 15 AND 16, BLOCK 15, COFFEYVILLE HEIGHTS ADDITION TO THE CITY OF COFFEYVILLE, MONTGOMERY COUNTY, KANSAS.
AND
LOTS 1 THROUGH 16 INCLUSIVE, BLOCK 16, COFFEYVILLE HEIGHTS ADDITION TO THE CITY OF COFFEYVILLE, MONTGOMERY COUNTY, KANSAS, AND THE WEST 212 FEET OF THE VACATED ALLEY THEREIN, ESTABLISHED BY VACATION ORDINANCE FILED IN BOOK 466, PAGE 61.

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